UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2011

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	33

Financial Statements	44

Financial Highlights	50

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	71

Other Information	72

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Growth and Income Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■ Capital appreciation potential as each company’s true value is recognized in the marketplace
■ Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Market Review

Overall, U.S. equities generated double-digit gains during the 12 months ended August 31, 2011 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the “S&P 500 Index”) posting a return of 18.50% and the Russell 3000® Index generating a 19.30% return. Still, the Reporting Period was truly a tale of two distinct segments. From September 2010 through April 2011, there was an extended rally in U.S. equities, during which the S&P 500 Index gained 31.6% amidst optimism of a global economic recovery. However, markets reversed course in May and gave back 9.9% through the end of August 2011, as the U.S. and global economic recovery looked to be at risk and Europe’s sovereign debt problems worsened.

Looking at each of these time segments in more detail, U.S. equities, as measured by the S&P 500 Index, began the Reporting Period with the strongest September since 1939. Bullish investor sentiment reflected optimism on the global economic recovery. The U.S. equities market also reflected confidence in ongoing accommodative monetary and fiscal policy, including the formal announcement of a second round of quantitative easing by the Fed in November and the extension of tax cuts by the U.S. government in December. Reports of increased demand for steel, potential shortages in copper, record high gold prices and robust merger and acquisition activity propelled materials stocks higher in the last months of 2010. Energy stocks also performed well, as oil prices climbed over $90 per barrel during December, a high for the calendar year and a level not seen since late 2008. Stocks with high dividend yields also performed well, as investors were willing to take on a bit more risk with U.S. Treasury security yields hovering near record lows. Through the end of 2010, the financials sector returned significantly less than the broader U.S. equities market, reflecting investor uncertainty regarding the impact of recently passed financial regulations. Health care stocks were similarly penalized as a result of concerns over the implementation of legislation passed earlier in 2010 as well as for their defensive nature in a bullish market. Consistent with investor optimism overall and a preference for cyclical exposure, small-cap and mid-cap stocks — as well as growth stocks — significantly outperformed the broader U.S. equities market in the last four months of 2010 overall.

U.S. equities maintained their positive momentum through the first months of 2011, with the S&P 500 Index posting its best first quarter in more than a decade. Strong returns from U.S. equities reflected optimism on improving trends in labor, housing, manufacturing and consumer confidence early in the new year that outweighed less decisive macroeconomic data and rising gasoline prices in March. The U.S. equities market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging market countries. By April 2011, the S&P 500 Index had reached a level nearly double its March 2009 lows, and volatility, as measured by the CBOE (Chicago Board Options Exchange) Volatility Index®, hit its lowest level since June 2007. While all sectors made gains during these months, energy stocks dominated returns as the price of Brent crude oil reached almost $120 per barrel on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. In a reversal of trend, large-cap and mid-cap stocks began to outperform small-cap stocks, a trend that would continue through the end of the Reporting Period.

MARKET REVIEW

The U.S. equities market turned in May, as investors began to lose some of the optimism on the U.S. economic recovery. Data was at first mixed and subsequently worsened. For example, U.S. real Gross Domestic Product (“GDP”) grew at an annualized rate of just 1% in the second quarter of 2011, missing expectations and causing many economists to lower their growth forecasts for the remainder of the calendar year. Weaker than expected figures on industrial production, durable goods orders and existing home sales further combined to weigh on investor sentiment, although modest retail sales growth provided some positive support to the market. Consumer sentiment fell sharply in July, despite some expectations that easing gasoline prices would be supportive. Employment and housing remained key weak spots in the domestic economy.

WTI (West Texas Intermediate) crude oil prices fell from a high of nearly $115 per barrel in early May to a low of $90.61 per barrel at the end of June, as a mix of tepid growth in the U.S. and concerns about China’s economy lowered expectations for oil demand. As a result, energy stocks, which had significantly outperformed the broad U.S. equities market since late 2010, began to lag. Overall, the S&P 500 Index finished the second quarter modestly higher, despite losing most of its gains for the year by mid-June before recovering somewhat.

The Reporting Period ended with extremely volatile markets in August 2011. Against a backdrop of Europe’s re-surfaced sovereign debt crisis, financial stocks bore the brunt of both the political standoff in the U.S. over raising the debt ceiling to avoid a default by the country and Standard & Poor’s subsequent historic downgrade of U.S. debt from AAA. Toward the end of the month, the U.S. equities market recovered some of its losses when Federal Reserve Board (“Fed”) chairman Ben Bernanke did not signal a new round of monetary easing. Still, in contrast to the first eight months of the Reporting Period, more traditionally defensive sectors of the U.S. equities market outperformed in this climate of uncertainty and volatility.

For the Reporting Period overall, small-cap companies, which tend to be more cyclical and outperform in bullish markets, performed best, followed rather closely by mid-cap stocks and then large-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we remained cautiously optimistic on the U.S. equity market, despite macroeconomic, geopolitical and regulatory uncertainty persisting. We believed that valuations remained compelling, especially after the pullback during the third calendar quarter, with many companies trading at depressed levels. Companies continued to exhibit strong fundamentals with cash-rich balance sheets. Looking ahead, we continue to expect management teams to be focused on returning value to shareholders through mergers and acquisitions, share buybacks, dividends and deleveraging of balance sheets, providing further catalyst.

We believe that we are entering a more fertile environment for forward-looking stock-pickers as stock correlations decline and companies begin to trade more in line with underlying fundamentals. We intend to maintain our discipline in seeking to identify companies with strong or improving fundamentals, led by quality management teams that, in our view, are smart allocators of capital. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 7.82%, 7.04%, 7.06%, 8.20%, 7.77%, 8.16% and 7.65%, respectively. These returns compare to the 14.37% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the materials, information technology and industrials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, health care and telecommunication services sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in independent oil and gas exploration and production company Newfield Exploration, diversified consumer goods manufacturer Unilever and broadcast satellite subscription television service provider DISH Network.

Newfield Exploration was a top contributor to the Fund’s results, as rising oil prices boosted its stock during the Reporting Period. The company’s performance was also positively influenced by strong growth prospects for oil-rich basins where it operates, including the Eagle Ford shale, the Monument Butte oilfield and the Bakken shale. During the Reporting Period overall, the company offered what we considered to be an attractive risk/return profile, and we had conviction in the company as it had divested high cost short-lived assets to acquire long reserve life, low cost properties.

Unilever was a strongly performing stock in the Fund’s portfolio during the Reporting Period. Unilever has been undergoing a once-in-a-generation restructuring for the past three years on its management, supply chain, business line and brand levels. In our view, its new management team is exceptional and making the right changes. The company also has, we believe, the best emerging market exposure of any company we cover in our research and analysis and consequently has the best organic growth opportunity. At the end of the Reporting Period, we continued to believe

PORTFOLIO RESULTS

Unilever’s solid international growth, steady cash flow and significantly under-leveraged balance sheet should combine to provide future potential upside on a company that has been trading attractively compared to its peers.

DISH Network was a top contributor to the Fund’s relative results during the Reporting Period as it continued to gain valuable spectrum assets, i.e. a set of property rights on a continuous range of electromagnetic radio frequencies used in the transmission of voice, data and television. Also, its customer attrition rate materially dropped, which surprised the market to the upside. DISH Network further benefited from a court ruling favoring the company when it served as a defendant in TIVO’s patent infringement case. These factors, combined with an attractive valuation, drove DISH Network’s shares higher during the Reporting Period. At the end of the Reporting Period, we maintained our conviction in the company as we believe it is an attractively valued name generating robust free cash flow and diversifying its assets.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in utilities company Entergy, diversified banking institution Bank of America and wireless and wireline telecommunication services company Sprint Nextel.

Entergy, an electric power production and retail distribution company, detracted from the Fund’s results during the Reporting Period due primarily to weak power prices. In addition, the company was negatively affected by the shutdown of three of its nuclear power plants in Vermont and New York following the crisis in Japan. Given the stock’s underperformance and our lowered estimates on the price of energy ahead and as we fail to see significant growth catalysts going forward, we sold the Fund’s position in Entergy by the end of the Reporting Period.

Bank of America saw its shares decline during the Reporting Period, as the institution was negatively impacted by uncertainty surrounding mortgage litigation, capital level requirements and debit interchange fees. More specifically, Bank of America struggled as the implications of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 came into greater focus. Still, with its U.S. footprint of nearly 6,000 branches, we continued to believe that Bank of America is on a path to recovery as the economy stabilizes and as the consumer bounces back. We also held the position because we believe that the company’s earnings should accelerate over the next couple of years through the myriad cross-selling opportunities and synergies it has resulting from its acquisitions of Countrywide, a top mortgage company, and Merrill Lynch, a leading broker.

In telecommunication services, Sprint Nextel suffered from increased competitive pressures, even as fundamentals in the company’s core business showed improvement as churn, or the number of customers who switch to a competitor, declined and average revenue per unit increased. Sprint Nextel’s shares traded down further after the company announced an earnings miss in the second quarter of 2011, driven by higher than expected expenses. At the end of the Reporting Period, we continued to believe there is potential for EBITDA (earnings before interest, taxes, depreciation and amortization) margin expansion over the next few years should churn and revenue continue to improve, and we remained positive on the company’s near- and longer-term prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Israel-based health care company Teva Pharmaceutical Industries during the Reporting Period. Teva Pharmaceutical Industries is a global leader in the generic drug market that derives more than half its revenues from the U.S. We believe the company is well positioned to benefit from the wave of patent expirations occurring in 2012-2013. In addition to its leading global generics business, Teva Pharmaceutical Industries owns a handful of branded franchises, including, most notably, the biotechnology drug Copaxone, which has the leading share in the treatment of multiple sclerosis.

Within energy, we initiated a Fund position in Devon Energy during the Reporting Period. Devon Energy is one of the largest independent oil and gas exploration and production companies in the world. In our view, Devon Energy’s asset base, which is principally land in North America, should provide solid organic production growth over the next several years, and we believe prolonged geopolitical uncertainty abroad will increase the value of North American assets. In our view, management should achieve its target top-line production growth in 2011 and additional exploratory success could provide further upside. Devon

PORTFOLIO RESULTS

Energy has a deep inventory of oil and liquids-rich growth plays as well as significant exposure to emerging plays, including oil and liquids-rich opportunities in the Permian Basin and Canada. In addition, Devon Energy’s investment grade balance sheet, strong cash flow generation and asset sales are, in our view, supportive of a major share buyback. In the oil and gas industry, plays are defined as those activities associated with petroleum development in a given area.

We established a Fund position in software giant Microsoft during the Reporting Period because we see significant upside, driven by its upcoming release of the beta version of Windows 8, its next generation operating system that is expected to give the company a competitive offering in the tablet industry. Also, in our view, the rest of Microsoft’s product portfolio is in good shape with multiple product cycles on the horizon. On the Internet side, we expect Microsoft to begin chipping away at its losses, as it solves unresolved search engine issues with Yahoo!. We also expect Microsoft to increase dividends going forward with continuing cost controls.

Conversely, in addition to the sale of Entergy mentioned earlier, we eliminated the Fund’s position in medical products company Baxter International. While its stock had traded down in early 2010 following disappointing revenue and earnings per share guidance, Baxter International had recovered from these lows during the Reporting Period, and, in our view, the stock price adequately reflected, at the time of our sale, the growth prospects for the business going forward. We continue to believe the company maintains a competitive advantage in most of its product areas. However, in our view, an early stage hemophilia drug from a competitor may emerge as a threat to Baxter International’s hemophilia franchise. Therefore, we no longer considered Baxter International as one of our highest conviction names and decided to exit the position.

We sold the Fund’s position in biomedical therapies manufacturer Biogen Idec during the Reporting Period. Its shares had risen significantly after the company reported strong earnings as well as positive results from a late-stage clinical trial of its experimental multiple sclerosis drug. We decided to exit the position, taking profits, as we believed our long-term thesis on the company had played out and that the company’s stock price reflected the value of the company’s drug pipeline at the time of sale.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in materials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had modestly overweighted positions relative to the Russell Index in the consumer staples and financials sectors. On the same date, the Fund had moderately underweighted positions compared to the Russell Index in energy and materials and was rather neutrally weighted to the Index in consumer discretionary, health care, industrials, information technology, telecommunication services and utilities.

FUND BASICS

Growth and Income Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010–August 31, 2011	(based on NAV)[1]	Value Index[2]

Class A	7.82%	14.37%
Class B	7.04	14.37
Class C	7.06	14.37
Institutional	8.20	14.37
Service	7.77	14.37
Class IR	8.16	14.37
Class R	7.65	14.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	17.03%	-0.68%	2.83%	5.86%	2/5/93
Class B	17.92	-0.71	2.78	3.74	5/1/96
Class C	21.93	-0.30	2.64	0.74	8/15/97
Institutional	24.28	0.84	3.82	4.46	6/3/96
Service	23.72	0.34	3.31	4.07	3/6/96
Class IR	24.13	N/A	N/A	-3.61	11/30/07
Class R	23.55	N/A	N/A	-4.05	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.18%
Class B	1.92	1.93
Class C	1.92	1.93
Institutional	0.77	0.78
Service	1.27	1.28
Class IR	0.92	0.93
Class R	1.42	1.43

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	5.0%	Diversified Financial Services
General Electric Co.	4.2	Industrial Conglomerates
Merck & Co., Inc.	3.9	Pharmaceuticals
Prudential Financial, Inc.	2.9	Insurance
Unilever NV	2.7	Food Products
The Boeing Co.	2.6	Aerospace & Defense
General Mills, Inc.	2.5	Food Products
Sprint Nextel Corp.	2.5	Wireless Telecommunication Services
U.S. Bancorp	2.3	Commercial Banks
Teva Pharmaceutical Industries Ltd. ADR	2.3	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	7.82%	–2.98%	2.85%	5.44%
Including sales charges	1.88%	–4.07%	2.27%	5.12%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	7.04%	–3.72%	2.23%	2.88%
Including contingent deferred sales charges	2.02%	–4.10%	2.23%	2.88%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	7.06%	–3.70%	2.08%	–0.14%
Including contingent deferred sales charges	6.06%	–3.70%	2.08%	–0.14%

Institutional Class (Commenced June 3, 1996)	8.20%	–2.61%	3.25%	3.59%

Service Class (Commenced March 6, 1996)	7.77%	–3.07%	2.75%	3.22%

Class IR (Commenced November 30, 2007)	8.16%	N/A	N/A	–6.49%

Class R (Commenced November 30, 2007)	7.65%	N/A	N/A	–6.93%

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 8.75%, 7.99%, 7.94%, 9.18%, 8.56%, 8.99% and 8.44%, respectively. These returns compare to the 14.37% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the materials, information technology and industrials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, health care and utilities sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in multimedia giant CBS, diversified consumer goods manufacturer Unilever and diversified chemicals company Dow Chemical.

Multimedia giant CBS was a top contributor to the Fund’s results during the Reporting Period. CBS saw its shares advance as it consistently beat analysts’ estimates. Such performance was driven by a rather steady advertising recovery in the U.S. combined with a low growth, fixed cost structure that translated into strong, bottom-line leverage to earnings. Also, CBS’ management began to return capital to shareholders through share repurchases, causing investors to refocus on the company’s strong free cash flow generation that leads its large-cap media peers.

Unilever was a strongly performing stock in the Fund’s portfolio during the Reporting Period. Unilever has been undergoing a once-in-a-generation restructuring for the past three years on its management, supply chain, business line and brand levels. In our view, its new management team is exceptional and making the right changes. The company also has, we believe, the best emerging market exposure of any company we cover in our research and analysis and consequently has the best organic growth opportunity. At the end of the Reporting Period, we continued to believe Unilever’s solid international growth, steady cash flow and significantly under-leveraged balance sheet should combine

PORTFOLIO RESULTS

to provide future potential upside on a company that has been trading attractively compared to its peers.

Dow Chemical benefited during the Reporting Period from its strong fundamentals as a commodity chemical producer in a time when U.S. companies in this sector are using relatively inexpensive natural gas as their primary fuel source. Especially during the first half of the Reporting Period, Dow Chemical performed well based on its solid earnings, strength in product prices and improvement in the economy that resulted in higher utilization rates.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in diversified banking institution Bank of America, utilities company Entergy and wireless and wireline telecommunication services company Sprint Nextel.

Bank of America saw its shares decline during the Reporting Period, as the institution was negatively impacted by uncertainty surrounding mortgage litigation, capital level requirements and debit interchange fees. More specifically, Bank of America struggled as the implications of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 came into greater focus. Still, with its U.S. footprint of nearly 6,000 branches, we continued to believe that Bank of America is on a path to recovery as the economy stabilizes and as the consumer bounces back. We also held the position because we believe that the company’s earnings should accelerate over the next couple of years through the myriad cross-selling opportunities and synergies it has resulting from its acquisitions of Countrywide, a top mortgage company, and Merrill Lynch, a leading broker.

Entergy, an electric power production and retail distribution company, detracted from the Fund’s results during the Reporting Period due primarily to weak power prices. In addition, the company was negatively affected by the shutdown of three of its nuclear power plants in Vermont and New York following the crisis in Japan. Given the stock’s underperformance and our lowered estimates on the price of energy ahead and as we fail to see significant growth catalysts going forward, we sold the Fund’s position in Entergy by the end of the Reporting Period.

In telecommunication services, Sprint Nextel suffered from increased competitive pressures, even as fundamentals in the company’s core business showed improvement as churn, or the number of customers who switch to a competitor, declined and average revenue per unit increased. Sprint Nextel’s shares traded down further after the company announced an earnings miss in the second quarter of 2011, driven by higher than expected expenses. At the end of the Reporting Period, we continued to believe there is potential for EBITDA (earnings before interest, taxes, depreciation and amortization) margin expansion over the next few years should churn and revenue continue to improve, and we remained positive on the company’s near- and longer-term prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in entertainment powerhouse Walt Disney. We believe Walt Disney should be able to grow its top line through affiliate fees driven by its media networks segment, which includes high quality channels such as ESPN. Additionally, margins on its theme parks should improve as the economy recovers and management is able to increase ticket prices. In our view, Walt Disney has one of the best balance sheets among large-cap media companies, and its lesser exposure to advertising than many of its peers should, we believe, enable it to outperform in a weak market.

We established a Fund position in Israel-based health care company Teva Pharmaceutical Industries during the Reporting Period. Teva Pharmaceutical Industries is a global leader in the generic drug market that derives more than half its revenues from the U.S. We believe the company is well positioned to benefit from the wave of patent expirations occurring in 2012-2013. In addition to its leading global generics business, Teva Pharmaceutical Industries owns a handful of branded franchises, including, most notably, the biotechnology drug Copaxone, which has the leading share in the treatment of multiple sclerosis.

PORTFOLIO RESULTS

Within energy, we initiated a Fund position in Devon Energy during the Reporting Period. Devon Energy is one of the largest independent oil and gas exploration and production companies in the world. In our view, Devon Energy’s asset base, which is principally land in North America, should provide solid organic production growth over the next several years, and we believe prolonged geopolitical uncertainty abroad will increase the value of North American assets. In our view, management should achieve its target top-line production growth in 2011 and additional exploratory success could provide further upside. Devon Energy has a deep inventory of oil and liquids-rich growth plays as well as significant exposure to emerging plays, including oil and liquids-rich opportunities in the Permian Basin and Canada. In addition, Devon Energy’s investment grade balance sheet, strong cash flow generation and asset sales are, in our view, supportive of a major share buyback. In the oil and gas industry, plays are defined as those activities associated with petroleum development in a given area.

Conversely, in addition to the sale of Entergy mentioned earlier, we eliminated the Fund’s position in medical products company Baxter International. While its stock had traded down in early 2010 following disappointing revenue and earnings per share guidance, Baxter International had recovered from these lows during the Reporting Period, and, in our view, the stock price adequately reflected, at the time of our sale, the growth prospects for the business going forward. We continue to believe the company maintains a competitive advantage in most of its product areas. However, in our view, an early stage hemophilia drug from a competitor may emerge as a threat to Baxter International’s hemophilia franchise. Therefore, we no longer considered Baxter International as one of our highest conviction names and decided to exit the position.

We sold the Fund’s position in biomedical therapies manufacturer Biogen Idec during the Reporting Period. Its shares had risen significantly after the company reported strong earnings as well as positive results from a late-stage clinical trial of its experimental multiple sclerosis drug. We decided to exit the position, taking profits, as we believed our long-term thesis on the company had played out and that the company’s stock price reflected the value of the company’s drug pipeline at the time of sale.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, information technology and telecommunication services increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer staples and utilities decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had overweighted positions relative to the Russell Index in the information technology sector. On the same date, the Fund had underweighted positions compared to the Russell Index in telecommunication services, health care, energy and utilities and was rather neutrally weighted to the Index in consumer discretionary, consumer staples, financials, industrials and materials.

FUND BASICS

Large Cap Value Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010–August 31, 2011	(based on NAV)[1]	Value Index[2]

Class A	8.75%	14.37%
Class B	7.99	14.37
Class C	7.94	14.37
Institutional	9.18	14.37
Service	8.56	14.37
Class IR	8.99	14.37
Class R	8.44	14.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	18.33%	0.11%	3.47%	3.61%	12/15/99
Class B	19.34	0.11	3.42	3.56	12/15/99
Class C	23.31	0.50	3.29	3.33	12/15/99
Institutional	25.78	1.66	4.48	4.52	12/15/99
Service	25.11	1.15	3.99	4.05	12/15/99
Class IR	25.62	N/A	N/A	-2.43	11/30/07
Class R	25.03	N/A	N/A	-2.86	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92
Class R	1.42	1.42

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.8%	Diversified Financial Services
General Electric Co.	4.3	Industrial Conglomerates
Merck & Co., Inc.	3.6	Pharmaceuticals
U.S. Bancorp	2.8	Commercial Banks
The Walt Disney Co.	2.5	Media
The Boeing Co.	2.4	Aerospace & Defense
General Mills, Inc.	2.4	Food Products
Teva Pharmaceutical Industries Ltd. ADR	2.3	Pharmaceuticals
Unilever NV	2.3	Food Products
Devon Energy Corp.	2.3	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	8.75%	–2.12%	3.16%	2.92%
Including sales charges	2.73%	–3.22%	2.59%	2.43%

Class B (Commenced December 15, 1999)
Excluding contingent deferred sales charges	7.99%	–2.83%	2.54%	2.39%
Including contingent deferred sales charges	2.99%	–3.22%	2.54%	2.39%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	7.94%	–2.85%	2.40%	2.15%
Including contingent deferred sales charges	6.94%	–2.85%	2.40%	2.15%

Institutional Class (Commenced December 15, 1999)	9.18%	–1.72%	3.58%	3.32%

Service Class (Commenced December 15, 1999)	8.56%	–2.22%	3.09%	2.85%

Class IR (Commenced November 30, 2007)	8.99%	N/A	N/A	–5.59%

Class R (Commenced November 30, 2007)	8.44%	N/A	N/A	–6.01%

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.22%, 14.36%, 14.37%, 15.73%, 15.16%, 15.51% and 14.94%, respectively. These returns compare to the 17.51% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated strong double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, consumer staples and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the telecommunication services, financials and utilities sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in hospital bed manufacturer Kinetic Concepts, independent oil and natural gas exploration and production company Cabot Oil & Gas and specialty chemical producer Huntsman.

During the Reporting Period, Kinetic Concepts reported above consensus revenue growth and margin expansion. At the end of the Reporting Period, we believed the health care company should continue to benefit from planned new product launches, market share gains and a more favorable product sales mix.

Shares of Cabot Oil & Gas rose after the company reported substantially stronger drilling results in the Marcellus Shale. The company also benefited from strong natural gas prices relative to oil during the Reporting Period.

Huntsman benefited during the Reporting Period from significant pricing power, as it continued to operate in a business within the materials sector with high barriers to entry. The company also saw its shares advance during the Reporting Period after it raised guidance for the first time in two years.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in wireless and wireline telecommunications services company Sprint Nextel, wireless broadband services provider Clearwire and multi- line insurance company Genworth Financial.

In telecommunication services, Sprint Nextel suffered from increased competitive pressures, even as fundamentals in the company’s core business showed improvement as churn, or the number of customers who switch to a competitor, declined and average revenue per unit increased. Sprint Nextel’s shares traded down further after the company announced an earnings miss in the second quarter of 2011, driven by higher than expected expenses. At the end of the Reporting Period, we continued to believe there is potential for EBITDA (earnings before interest, taxes, depreciation and amortization) margin expansion over the next few years should churn and revenue continue to improve, and we remained positive on the company’s near- and longer-term prospects.

Clearwire had a difficult time during the Reporting Period for several reasons. Most importantly, perhaps, Clearwire requires additional funding from Sprint Nextel, which owns a stake in Clearwire, to remain solvent. During the Reporting Period, many started to believe Sprint Nextel would abandon Clearwire and thus not commit to the business in the future. Additionally, it appeared Sprint Nextel was pursuing a network wholesaling arrangement with LightSquared, a wholesale-only integrated wireless broadband and satellite network company. This gave further concern to the market that Sprint Nextel is moving away from Clearwire. By the end of the Reporting Period, we sold the Fund’s position in Clearwire in favor of higher conviction names.

Genworth Financial saw its shares decline during the Reporting Period largely due to concerns over its significant exposure to consumer loans. However, we maintained the Fund’s holding in the company at the end of the Reporting Period, as we continued to have strong conviction in what we consider to be this attractively valued turnaround stock. Genworth Financial was still generating profitable earnings from non-mortgage fee-based businesses and international businesses. Also, we believe that mortgages losses will be earned out, or recouped, as the market stabilizes and that the company has the ability to earn high single-digit returns on equity, which warrants a higher valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in cable network company Scripps Networks Interactive, which operates six television channels focused on the home, food and travel/entertainment categories, including HGTV, the Food Network and the Travel Channel. In our view, the company benefits from an undervalued runway of affiliate fee growth, which it receives for its networks, as well as from several underappreciated value-enhancing capital deployment opportunities due to its strong balance sheet. We also favor the stock because of its strong ties to a continued advertising recovery, as cable television has been taking incremental share of advertising dollars both from broadcasters given shifts in viewership and from newsprint.

We established a Fund position in EQT, which engages in finding and developing natural gas. We believe the company’s midstream business is an attractively valued asset that the company has the potential to divest. If this scenario materializes, it would, in our view, be accretive to shareholders.

We initiated a position in medical instrument manufacturer Boston Scientific. Boston Scientific is currently undergoing a significant restructuring, inclusive of selling of unprofitable assets and rationalizing the cost structure of the company, which should, in our view, lead to substantive margin improvement over time. Additionally, the company generates robust free cash flow, which it is using to deleverage its balance sheet and add value for shareholders.

During the Reporting Period, we sought to take advantage of the market rally to realize gains and redeploy capital into securities with what we considered to have more upside potential. For example, we sold the Fund’s position in biomedical therapies manufacturer Biogen Idec during the Reporting Period. Its shares had risen significantly after the company reported strong earnings as well as positive results from a late-stage clinical trial of its experimental multiple sclerosis drug. We decided to exit the position, taking profits, as we believed our long-term thesis on the company had played out and that the company’s stock price reflected the value of the company’s drug pipeline at the time of sale.

PORTFOLIO RESULTS

Similarly, in the materials sector, we eliminated the Fund’s position in CF Industries Holdings, a North American manufacturer and distributor of agricultural fertilizers, as the company had reported strong earnings and had reached our price target.

In energy, we exited the Fund’s position in oilfield services company Weatherford International after its management announced that an error related to the company’s tax accounting would lead it to adjust its previously reported results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials and information technology increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in energy, materials and telecommunication services decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund had a modestly underweighted position relative to the Russell Index in materials and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples, energy, health care, industrials, information technology, telecommunication services and utilities.

FUND BASICS

Mid Cap Value Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2010–August 31 2011	(based on NAV)[1]	Value Index[2]

Class A	15.22%	17.51%
Class B	14.36	17.51
Class C	14.37	17.51
Institutional	15.73	17.51
Service	15.16	17.51
Class IR	15.51	17.51
Class R	14.94	17.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	28.82%	3.53%	8.20%	8.19%	8/15/97
Class B	30.31	3.52	8.15	8.18	8/15/97
Class C	34.30	3.93	8.00	7.84	8/15/97
Institutional	36.86	5.13	9.25	11.50	8/1/95
Service	36.22	4.61	8.73	8.70	7/18/97
Class IR	36.64	N/A	N/A	3.39	11/30/07
Class R	35.99	N/A	N/A	23.08	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not represent future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91
Class R	1.41	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

PPL Corp.	2.3%	Electric Utilities
Xcel Energy, Inc.	2.1	Multi-Utilities
The J.M. Smucker Co.	2.1	Food Products
Lear Corp.	1.9	Auto Components
Everest Re Group Ltd.	1.8	Insurance
Principal Financial Group, Inc.	1.8	Insurance
Scripps Networks Interactive Class A	1.7	Media
Liberty Media Corp. – Interactive Class A	1.7	Internet & Catalog Retail
Sempra Energy	1.6	Multi-Utilities
Boston Scientific Corp.	1.6	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	15.22%	1.89%	7.44%	7.53%
Including sales charges	8.89%	0.75%	6.83%	7.10%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.36%	1.13%	6.80%	7.09%
Including contingent deferred sales charges	9.36%	0.72%	6.80%	7.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.37%	1.13%	6.64%	6.74%
Including contingent deferred sales charges	13.37%	1.13%	6.64%	6.74%

Institutional Class (Commenced August 1, 1995)	15.73%	2.30%	7.87%	10.48%

Service Class (Commenced July 18, 1997)	15.16%	1.80%	7.35%	7.61%

Class IR (Commenced November 30, 2007)	15.51%	N/A	N/A	–0.23%

Class R (Commenced January 6, 2009)	14.94%	N/A	N/A	15.67%

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 20.85%, 19.93%, 19.93%, 21.33%, 20.74%, 21.12% and 20.56%, respectively. These returns compare to the 16.86% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology and energy sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the materials, health care and telecommunication services sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oil and gas exploration and production company Rosetta Resources, integrated electric utility El Paso Electric and consumer fashion accessory company Fossil.

Rosetta Resources was a top contributor to the Fund’s relative results, as it benefited from strong oil prices during the Reporting Period. Rosetta Resources’ performance was also boosted by strong drilling results reported from its liquids- rich Eagle Ford shale operations.

Evidenced by its performance, El Paso Electric benefited during the Reporting Period from what we believe, as do many investors, is among the highest growth opportunities of electric utilities across any capitalization range. Additionally, the company instituted a dividend during the Reporting Period and bought back stock.

Fossil’s shares rose during the Reporting Period as the company earned greater investor recognition for being a global franchise gaining market share, led by a management team demonstrating thoughtful capital allocation decisions and strong execution. The company’s stock was also boosted by a better than expected fiscal first quarter earnings per share report. At the end of the Reporting Period, we believed the company would benefit going forward from accelerating

PORTFOLIO RESULTS

revenue growth, a strong balance sheet and shareholder friendly management focused on buying back shares.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in marine services provider Aegean Marine Petroleum Network, Internet security provider Blue Coat Systems and steel company Commercial Metals.

During the Reporting Period, Aegean Marine Petroleum Network, a marine fuel logistics company that supplies and markets refined marine fuel and lubricants to ships in port and at sea, was a significant detractor from the Fund’s relative results. The company experienced an earnings miss due to excess capacity issues, and decreasing oil prices during the last several months of the Reporting Period pressured its margins. We sold the Fund’s position in Aegean Marine Petroleum Network by the end of the Reporting Period.

In information technology, Blue Coat Systems was a top detractor from the Fund’s performance. During the Reporting Period, Blue Coat Systems appointed a new Chief Executive Officer (CEO) who has a strong sales execution background and proven success at IBM. The CEO is in the process of trying to transform the corporate culture from product-focused to sales-oriented, which we believe will be a positive change for the business. However, during the Reporting Period, shares of the company declined, as the turnaround will take time to take effect and because, in the meantime, Blue Coat Systems faced increased competition.

A position in Commercial Metals hurt the Fund’s relative results because of the company’s above average exposure to non-residential construction, which was rather weak during the Reporting Period. We held the position, however, maintaining conviction in the company, as it has been demonstrating improving fundamentals and was, at the end of the Reporting Period, trading at an attractive valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in software company SS&C Technologies Holdings. We believe this company will benefit from heightened regulatory and disclosure requirements on its financial services industry customers, as increased demand for its products should result in strong internal growth. In addition, the majority of the company’s revenue is recurring, which provides enhanced stability and more predictable cash flows for the business.

During the Reporting Period, we added to select energy holdings that we thought would benefit from an ongoing increase in oil prices. One such example was Oil States International, a diversified solutions provider for the oil and gas industry and a name that the Fund has owned in the past. We re-initiated the position in Oil States International during the Reporting Period because we believe the stock may well benefit from a positive outlook on the oil service industry and the new regulatory environment. In our view, the company also has strong management and capital discipline. We expect its results to improve significantly with increased pricing and heightened activity in the U.S. and Canadian oil services industries.

In health care, we established a Fund position in ICON, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. At the time of purchase, we believed that ICON was attractively valued and a market leader. Longer term, we expect the company to benefit from continued outsourcing as pharmaceutical companies look for more ways to contain and differentiate their cost structures.

Conversely, we eliminated the Fund’s position in electric utility company Westar Energy. True to the Fund’s discipline, we sold this position as the company had grown out of the Fund’s small capitalization investment range.

PORTFOLIO RESULTS

The Fund benefited from a number of mergers and acquisitions during the Reporting Period, and we sought to take advantage of the subsequent boost in several of the participants’ stock prices to realize gains and redeploy capital into securities with what we considered to have more upside potential. For example, in energy, we sold out of the Fund’s position in Atlas Energy after the announcement during the Reporting Period that Chevron would acquire the pipeline company for a sizable premium. Similarly, in consumer discretionary, we exited the Fund’s position in Jo-Ann Stores, a specialty retailer of crafts and fabrics, after it was announced it had agreed to a buyout with Leonard Green & Partners LP for a significant premium.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, health care, information technology and utilities increased and its allocation to financials decreased compared to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2011?

A	At the end of August 2011, the Fund was rather neutrally weighted to all ten sectors in the Russell Index.

FUND BASICS

Small Cap Value Fund
as of August 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
September 1, 2010–August 31, 2011	(based on NAV)[1]	Value Index[2]

Class A	20.85%	16.86%
Class B	19.93	16.86
Class C	19.93	16.86
Institutional	21.33	16.86
Service	20.74	16.86
Class IR	21.12	16.86
Class R	20.56	16.86

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	27.37%	4.17%	8.20%	10.12%	10/22/92
Class B	28.84	4.16	8.15	9.01	5/1/96
Class C	32.78	4.58	7.99	7.72	8/15/97
Institutional	35.33	5.79	9.26	8.98	8/15/97
Service	34.66	5.27	8.72	8.44	8/15/97
Class IR	35.14	N/A	N/A	6.17	11/30/07
Class R	34.47	N/A	N/A	5.67	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.48%
Class B	2.19	2.23
Class C	2.19	2.23
Institutional	1.04	1.08
Service	1.54	1.58
Class IR	1.19	1.23
Class R	1.69	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations, if any, will remain in place through at least December 29, 2011, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/11[5]

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	2.4%	Electric Utilities
Southwest Gas Corp.	1.7	Gas Utilities
American Campus Communities, Inc.	1.4	Real Estate Investment Trusts
Signature Bank	1.1	Commercial Banks
Healthsouth Corp.	1.0	Health Care Providers & Services
Carlisle Cos., Inc.	1.0	Industrial Conglomerates
Kaiser Aluminum Corp.	1.0	Metals & Mining
Rosetta Resources, Inc.	1.0	Oil, Gas & Consumable Fuels
Meadowbrook Insurance Group, Inc.	1.0	Insurance
Entertainment Properties Trust	1.0	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of August 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2011

The following graph shows the value, as of August 31, 2011, of a $10,000 investment made on September 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2001 through August 31, 2011.

Average Annual Total Return through August 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	20.85%	2.82%	7.57%	9.73%
Including sales charges	14.21%	1.66%	6.97%	9.40%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	19.93%	2.06%	6.93%	8.14%
Including contingent deferred sales charges	14.93%	1.65%	6.93%	8.14%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	19.93%	2.06%	6.75%	6.79%
Including contingent deferred sales charges	18.93%	2.06%	6.75%	6.79%

Institutional Class (Commenced August 15, 1997)	21.33%	3.25%	8.02%	8.03%

Service Class (Commenced August 15, 1997)	20.74%	2.74%	7.48%	7.50%

Class IR (Commenced November 30, 2007)	21.12%	N/A	N/A	2.88%

Class R (Commenced November 30, 2007)	20.56%	N/A	N/A	2.40%

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 97.8%
Aerospace & Defense – 4.7%
264,051	Honeywell International, Inc.	$12,624,278
232,058	The Boeing Co.	15,515,398

		28,139,676

Auto Components – 1.4%
254,794	Johnson Controls, Inc.	8,122,833

Automobiles* – 1.8%
527,145	Ford Motor Co.	5,861,853
209,541	General Motors Co.	5,035,270

		10,897,123

Beverages – 1.6%
130,384	Coca-Cola Enterprises, Inc.	3,601,206
88,567	PepsiCo., Inc.	5,706,372

		9,307,578

Biotechnology* – 1.9%
196,664	Celgene Corp.	11,695,608

Capital Markets – 3.2%
95,791	Ameriprise Financial, Inc.	4,377,649
50,129	Franklin Resources, Inc.	6,011,470
311,842	Invesco Ltd.	5,706,708
94,290	State Street Corp.	3,349,181

		19,445,008

Chemicals – 1.6%
273,790	LyondellBasell Industries NV Class A	9,486,824

Commercial Banks – 5.1%
535,849	Fifth Third Bancorp	5,690,716
112,476	HSBC Holdings PLC ADR	4,899,455
309,447	SunTrust Banks, Inc.	6,157,995
605,291	U.S. Bancorp	14,048,804

		30,796,970

Computers & Peripherals* – 2.1%
424,926	EMC Corp.	9,599,078
80,172	NetApp, Inc.	3,016,071

		12,615,149

Diversified Financial Services – 7.1%
1,592,669	Bank of America Corp.	13,012,106
796,311	JPMorgan Chase & Co.	29,909,441

		42,921,547

Diversified Telecommunication Services – 1.7%
289,060	CenturyLink, Inc.	10,449,519

Electric Utilities – 4.3%
353,194	American Electric Power Co., Inc.	13,643,884
425,096	PPL Corp.	12,276,773

		25,920,657

Energy Equipment & Services – 1.3%
62,845	Cameron International Corp.*	3,265,426
56,710	Schlumberger Ltd.	4,430,185

		7,695,611

Food & Staples Retailing – 2.2%
370,884	CVS Caremark Corp.	13,318,444

Food Products – 5.8%
129,520	ConAgra Foods, Inc.	3,162,878
401,161	General Mills, Inc.	15,208,014
480,613	Unilever NV	16,340,842

		34,711,734

Health Care Equipment & Supplies* – 1.6%
1,431,298	Boston Scientific Corp.	9,704,200

Health Care Providers & Services – 2.0%
188,762	Aetna, Inc.	7,556,143
65,755	WellPoint, Inc.	4,162,291

		11,718,434

Industrial Conglomerates – 4.2%
1,533,791	General Electric Co.	25,016,131

Insurance – 9.4%
113,404	Everest Re Group Ltd.	9,151,703
164,330	Marsh & McLennan Cos., Inc.	4,883,888
343,364	Prudential Financial, Inc.	17,240,306
334,127	The Allstate Corp.	8,764,151
400,520	The Hartford Financial Services Group, Inc.	7,665,953
176,185	The Travelers Cos., Inc.	8,890,295

		56,596,296

Internet & Catalog Retail* – 1.0%
384,572	Liberty Media Corp. — Interactive Class A	6,083,929

Internet Software & Services* – 1.3%
14,365	Google, Inc. Class A	7,770,890

Machinery – 0.5%
65,165	Illinois Tool Works, Inc.	3,032,779

Media – 4.3%
345,535	DISH Network Corp. Class A*	8,590,000
115,319	Scripps Networks Interactive Class A	4,941,419
358,121	The Walt Disney Co.	12,197,602

		25,729,021

Multi-Utilities – 2.1%
301,801	PG&E Corp.	12,781,272

Oil, Gas & Consumable Fuels – 8.9%
62,853	Chevron Corp.	6,216,790
192,626	ConocoPhillips	13,112,052
194,396	Devon Energy Corp.	13,185,880
162,021	Exxon Mobil Corp.	11,996,035
101,962	Occidental Petroleum Corp.	8,844,184

		53,354,941

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)
August 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – 6.2%
704,001	Merck & Co., Inc.	$23,316,513
339,157	Teva Pharmaceutical Industries Ltd. ADR	14,027,534

		37,344,047

Real Estate Investment Trusts – 1.7%
42,169	Boston Properties, Inc.	4,397,805
785,426	MFA Financial, Inc.	5,882,841

		10,280,646

Semiconductors & Semiconductor Equipment – 2.5%
112,858	KLA-Tencor Corp.	4,139,632
287,924	Maxim Integrated Products, Inc.	6,636,648
336,510	NVIDIA Corp.*	4,478,948

		15,255,228

Software – 3.3%
290,536	Adobe Systems, Inc.*	7,333,129
470,322	Microsoft Corp.	12,510,565

		19,843,694

Thrifts & Mortgage Finance – 0.5%
215,607	New York Community Bancorp, Inc.	2,761,926

Wireless Telecommunication Services* – 2.5%
3,917,358	Sprint Nextel Corp.	14,729,266

TOTAL COMMON STOCKS
(Cost $604,047,982)		$587,526,981

	Interest	Maturity
Shares	Rate	Date	Value

Convertible Preferred Stock(a) – 0.4%
Electric Utilities – 0.4%
PPL Corp.
49,466	8.750%	05/01/14	$2,705,790
(Cost $2,473,300)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 2.0%
Repurchase Agreement – 2.0%
Joint Repurchase Agreement Account II
$12,000,000	0.065%	09/01/11	$12,000,000
(Cost $12,000,000)

TOTAL INVESTMENTS – 100.2%
(Cost $618,521,282)			$602,232,771

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(1,387,409)

NET ASSETS – 100.0%			$600,845,362

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 43.

Investment Abbreviation:
ADR	—	American Depositary Receipt

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 99.5%
Aerospace & Defense – 4.4%
855,752	Honeywell International, Inc.	$40,913,503
777,647	The Boeing Co.	51,993,479

		92,906,982

Auto Components – 1.3%
890,945	Johnson Controls, Inc.	28,403,327

Automobiles* – 1.6%
1,739,205	Ford Motor Co.	19,339,960
658,446	General Motors Co.	15,822,457

		35,162,417

Beverages – 1.4%
428,671	Coca-Cola Enterprises, Inc.	11,839,893
283,586	PepsiCo., Inc.	18,271,446

		30,111,339

Biotechnology* – 1.8%
638,692	Celgene Corp.	37,983,013

Capital Markets – 3.5%
419,589	Ameriprise Financial, Inc.	19,175,217
223,644	Franklin Resources, Inc.	26,819,388
978,813	Invesco Ltd.	17,912,278
294,484	State Street Corp.	10,460,072

		74,366,955

Chemicals – 2.3%
976,770	LyondellBasell Industries NV Class A	33,845,081
204,118	The Mosaic Co.	14,518,913

		48,363,994

Commercial Banks – 4.9%
2,034,143	Fifth Third Bancorp	21,602,599
1,187,019	SunTrust Banks, Inc.	23,621,678
2,561,353	U.S. Bancorp	59,449,003

		104,673,280

Communications Equipment* – 0.7%
723,609	Juniper Networks, Inc.	15,145,136

Computers & Peripherals* – 2.8%
2,132,172	EMC Corp.	48,165,766
283,699	NetApp, Inc.	10,672,756

		58,838,522

Consumer Finance – 1.3%
2,009,848	SLM Corp.	27,595,213

Diversified Financial Services – 6.9%
5,664,222	Bank of America Corp.	46,276,694
2,702,806	JPMorgan Chase & Co.	101,517,393

		147,794,087

Diversified Telecommunication Services – 1.1%
638,919	CenturyLink, Inc.	23,096,922

Electric Utilities – 3.7%
1,023,769	American Electric Power Co., Inc.	39,548,197
1,361,166	PPL Corp.	39,310,474

		78,858,671

Energy Equipment & Services – 1.5%
299,933	Cameron International Corp.*	15,584,519
207,297	Schlumberger Ltd.	16,194,041

		31,778,560

Food & Staples Retailing – 1.9%
1,156,821	CVS Caremark Corp.	41,541,442

Food Products – 5.5%
688,870	ConAgra Foods, Inc.	16,822,205
1,345,727	General Mills, Inc.	51,016,511
1,469,242	Unilever NV	49,954,228

		117,792,944

Health Care Equipment & Supplies* – 1.6%
5,087,060	Boston Scientific Corp.	34,490,267

Health Care Providers & Services – 2.3%
777,647	WellPoint, Inc.	49,225,055

Industrial Conglomerates – 4.3%
5,602,918	General Electric Co.	91,383,593

Insurance – 8.4%
347,160	Aflac, Inc.	13,094,875
307,653	Everest Re Group Ltd.	24,827,597
656,175	Marsh & McLennan Cos., Inc.	19,501,521
960,876	Prudential Financial, Inc.	48,245,584
948,389	The Allstate Corp.	24,876,244
1,162,724	The Hartford Financial Services Group, Inc.	22,254,537
523,578	The Travelers Cos., Inc.	26,419,746

		179,220,104

Internet & Catalog Retail* – 1.0%
1,348,237	Liberty Media Corp. — Interactive Class A	21,329,109

Internet Software & Services* – 1.6%
61,304	Google, Inc. Class A	33,163,012

Machinery – 0.9%
402,106	Illinois Tool Works, Inc.	18,714,013

Media – 5.4%
1,261,491	CBS Corp. Class B	31,600,349
1,230,158	DISH Network Corp. Class A*	30,581,728
1,584,583	The Walt Disney Co.	53,970,897

		116,152,974

Metals & Mining – 0.5%
131,916	Cliffs Natural Resources, Inc.	10,929,241

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Multi-Utilities – 2.6%
874,824	PG&E Corp.	$37,048,796
533,568	Public Service Enterprise Group, Inc.	18,210,676

		55,259,472

Oil, Gas & Consumable Fuels – 9.5%
386,212	ConocoPhillips	26,289,451
726,561	Devon Energy Corp.	49,282,633
474,030	EQT Corp.	28,356,475
575,572	Exxon Mobil Corp.	42,615,351
361,464	Occidental Petroleum Corp.	31,353,387
376,449	Range Resources Corp.	24,378,837

		202,276,134

Pharmaceuticals – 5.9%
2,290,028	Merck & Co., Inc.	75,845,727
1,210,178	Teva Pharmaceutical Industries Ltd. ADR	50,052,962

		125,898,689

Real Estate Investment Trusts – 1.2%
148,050	Alexandria Real Estate Equities, Inc.	10,779,521
142,153	Boston Properties, Inc.	14,825,136

		25,604,657

Semiconductors & Semiconductor Equipment – 2.5%
401,425	KLA-Tencor Corp.	14,724,269
1,023,996	Maxim Integrated Products, Inc.	23,603,108
1,196,782	NVIDIA Corp.*	15,929,168

		54,256,545

Software – 3.0%
1,130,256	Adobe Systems, Inc.*	28,527,661
1,344,818	Microsoft Corp.	35,772,159

		64,299,820

Wireless Telecommunication Services* – 2.2%
12,217,799	Sprint Nextel Corp.	45,938,924

TOTAL COMMON STOCKS
(Cost $2,117,903,142)		$2,122,554,413

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.6%
Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$35,200,000	0.065%	09/01/11	$35,200,000
(Cost $35,200,000)

TOTAL INVESTMENTS – 101.1%
(Cost $2,153,103,142)			$2,157,754,413

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(23,652,597)

NET ASSETS – 100.0%			$2,134,101,816

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 43.

Investment Abbreviation:
ADR	—	American Depositary Receipt

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 97.3%
Aerospace & Defense – 2.4%
1,694,134	BE Aerospace, Inc.*	$59,006,687
3,949,540	Spirit AeroSystems Holdings, Inc. Class A*	66,273,281
3,305,887	Textron, Inc.	55,770,314

		181,050,282

Airlines* – 0.6%
9,627,370	JetBlue Airways Corp.	41,879,059

Auto Components – 2.8%
2,898,075	Lear Corp.	138,470,023
1,664,795	TRW Automotive Holdings Corp.*	69,405,304

		207,875,327

Beverages – 0.8%
2,210,082	Coca-Cola Enterprises, Inc.	61,042,465

Building Products – 0.8%
7,035,837	Masco Corp.	62,407,874

Capital Markets – 2.8%
3,490,743	Invesco Ltd.	63,880,597
4,511,361	Janus Capital Group, Inc.	32,932,935
1,091,475	Lazard Ltd. Class A	31,838,326
2,816,118	Legg Mason, Inc.	80,174,879

		208,826,737

Chemicals – 2.2%
808,958	Celanese Corp. Class A	38,029,116
4,327,179	Chemtura Corp.*(a)	57,291,850
1,452,233	Cytec Industries, Inc.	65,931,378

		161,252,344

Commercial Banks – 5.2%
1,855,614	CIT Group, Inc.*	64,148,576
7,445,187	Fifth Third Bancorp	79,067,886
1,368,203	First Republic Bank*	34,889,176
790,932	M&T Bank Corp.	60,166,197
4,451,893	SunTrust Banks, Inc.	88,592,671
3,281,938	Zions Bancorp	57,236,999

		384,101,505

Commercial Services & Supplies – 0.8%
2,064,331	Republic Services, Inc.	62,673,089

Communications Equipment* – 0.5%
1,595,945	Polycom, Inc.	37,983,491

Computers & Peripherals* – 0.5%
961,773	NetApp, Inc.	36,181,900

Consumer Finance – 1.5%
8,089,643	SLM Corp.	111,070,798

Diversified Financial Services* – 1.1%
3,383,307	The NASDAQ OMX Group, Inc.	80,150,543

Electric Utilities – 6.8%
1,710,903	Edison International	63,628,483
1,590,814	Great Plains Energy, Inc.	31,100,414
1,756,445	Northeast Utilities	60,948,641
4,578,029	NV Energy, Inc.	68,304,193
1,478,898	Pinnacle West Capital Corp.	65,426,447
6,041,920	PPL Corp.	174,490,650
1,503,565	Westar Energy, Inc.	40,070,007

		503,968,835

Electrical Equipment – 1.0%
980,078	Cooper Industries PLC	46,436,095
1,986,181	GrafTech International Ltd.*	31,183,042

		77,619,137

Electronic Equipment, Instruments & Components – 0.7%
1,178,909	Amphenol Corp. Class A	55,385,145

Energy Equipment & Services* – 1.1%
1,539,321	Cameron International Corp.	79,983,119

Food Products – 5.1%
4,612,349	ConAgra Foods, Inc.	112,633,563
694,170	H.J. Heinz Co.	36,541,109
465,621	Ralcorp Holdings, Inc.*	40,308,810
1,809,926	Sara Lee Corp.	32,651,065
2,132,970	The J.M. Smucker Co.	153,765,807

		375,900,354

Gas Utilities – 0.3%
1,313,594	Questar Corp.	24,616,752

Health Care Equipment & Supplies* – 3.7%
17,531,263	Boston Scientific Corp.	118,861,963
3,712,521	Hologic, Inc.	61,776,350
1,375,093	Kinetic Concepts, Inc.	92,873,781

		273,512,094

Health Care Providers & Services – 1.7%
2,181,567	Aetna, Inc.	87,328,127
1,254,171	Patterson Cos., Inc.	36,646,877

		123,975,004

Household Durables – 1.5%
4,441,755	Newell Rubbermaid, Inc.	61,473,889
81,085	NVR, Inc.*	51,610,603

		113,084,492

Household Products* – 0.8%
765,562	Energizer Holdings, Inc.	57,784,620

Independent Power Producers & Energy Traders* – 0.4%
2,866,846	The AES Corp.	31,133,948

Insurance – 10.2%
1,662,555	Everest Re Group Ltd.	134,168,188
4,570,655	Genworth Financial, Inc. Class A*	31,583,226
2,139,848	Lincoln National Corp.	44,401,846
1,691,991	Marsh & McLennan Cos., Inc.	50,285,973
1,032,247	PartnerRe Ltd.	58,827,757
5,181,124	Principal Financial Group, Inc.	131,393,305
3,457,094	The Hartford Financial Services Group, Inc.	66,168,779
1,943,684	Unum Group	45,754,321

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

3,305,359	W.R. Berkley Corp.	$102,102,540
4,381,093	XL Group PLC	91,170,545

		755,856,480

Internet & Catalog Retail* – 1.7%
7,792,527	Liberty Media Corp. — Interactive Class A	123,277,777

Leisure Equipment & Products – 0.7%
1,391,344	Hasbro, Inc.	53,900,666

Machinery – 2.7%
786,329	Eaton Corp.	33,772,830
959,551	Parker Hannifin Corp.	70,459,830
2,751,384	Pentair, Inc.	94,427,499

		198,660,159

Media – 3.5%
2,855,171	DISH Network Corp. Class A*	70,979,551
1,665,693	Liberty Global, Inc. Class A*	67,277,340
2,916,910	Scripps Networks Interactive Class A	124,989,594

		263,246,485

Metals & Mining – 1.1%
752,829	Allegheny Technologies, Inc.	37,731,790
2,754,811	Stillwater Mining Co.*	42,396,541

		80,128,331

Multi-Utilities – 6.2%
3,788,617	CMS Energy Corp.	74,635,755
2,581,617	SCANA Corp.	103,832,636
2,305,736	Sempra Energy	121,097,254
6,399,039	Xcel Energy, Inc.	157,864,292

		457,429,937

Oil, Gas & Consumable Fuels – 6.0%
995,598	Cabot Oil & Gas Corp.	75,526,064
784,570	CONSOL Energy, Inc.	35,823,466
591,985	Energen Corp.	29,066,464
1,905,083	EQT Corp.	113,962,065
998,507	Newfield Exploration Co.*	50,973,782
581,087	Pioneer Natural Resources Co.	45,423,571
1,488,169	Range Resources Corp.	96,373,825

		447,149,237

Pharmaceuticals – 1.0%
4,374,014	Warner Chilcott PLC Class A	74,620,679

Real Estate Investment Trusts – 9.5%
998,911	Alexandria Real Estate Equities, Inc.	72,730,710
644,660	AvalonBay Communities, Inc.	87,918,731
864,452	Camden Property Trust	57,762,682
2,997,700	Douglas Emmett, Inc.	54,078,508
209,597	Essex Property Trust, Inc.	30,087,649
4,634,051	Host Hotels & Resorts, Inc.	54,820,823
4,403,801	Kimco Realty Corp.	77,947,278
1,068,643	Liberty Property Trust	36,269,743
8,787,534	MFA Financial, Inc.	65,818,630
2,260,254	Tanger Factory Outlet Centers, Inc.	63,580,945
220,646	Taubman Centers, Inc.	12,715,829
1,723,614	Ventas, Inc.	92,178,877

		705,910,405

Road & Rail* – 0.8%
1,061,415	Kansas City Southern	57,486,236

Semiconductors & Semiconductor Equipment – 2.9%
2,812,446	Maxim Integrated Products, Inc.	64,826,880
4,038,085	NVIDIA Corp.*	53,746,912
3,295,799	ON Semiconductor Corp.*	23,960,459
2,425,195	Xilinx, Inc.	75,520,572

		218,054,823

Software* – 3.6%
1,400,055	Adobe Systems, Inc.	35,337,388
931,850	BMC Software, Inc.	37,842,429
580,313	Check Point Software Technologies Ltd.	31,592,240
2,095,403	Electronic Arts, Inc.	47,314,200
3,219,039	Parametric Technology Corp.	57,942,702
1,063,216	QLIK Technologies, Inc.	26,984,422
1,949,571	Quest Software, Inc.	33,591,108

		270,604,489

Textiles, Apparel & Luxury Goods – 1.0%
1,159,728	PVH Corp.	77,307,468

Wireless Telecommunication Services* – 1.3%
26,560,941	Sprint Nextel Corp.	99,869,138

TOTAL COMMON STOCKS
(Cost $6,957,126,666)		$7,236,961,224

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 2.7%
Repurchase Agreement – 2.7%
Joint Repurchase Agreement Account II
$202,300,000	0.065%	09/01/11	$202,300,000
(Cost $202,300,000)

TOTAL INVESTMENTS – 100.0%
(Cost $7,159,426,666)			$7,439,261,224

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(463,558)

NET ASSETS – 100.0%			$7,438,797,666

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 43.

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments
August 31, 2011

Shares	Description	Value

Common Stocks – 97.2%
Aerospace & Defense – 1.1%
563,618	AAR Corp.	$13,295,749
278,000	Triumph Group, Inc.	14,561,640

		27,857,389

Air Freight & Logistics – 0.4%
328,331	Forward Air Corp.	9,327,884

Airlines* – 0.5%
3,102,931	JetBlue Airways Corp.	13,497,750

Auto Components* – 1.4%
463,057	Dana Holding Corp.	5,903,977
549,069	Tenneco, Inc.	18,014,954
223,836	Visteon Corp.	11,433,543

		35,352,474

Building Products – 0.4%
302,567	Universal Forest Products, Inc.	9,246,448

Capital Markets – 2.4%
583,308	Apollo Investment Corp.	5,302,270
502,488	BGC Partners, Inc. Class A	3,301,346
16,614	Cohen & Steers, Inc.	642,629
299,821	Golub Capital BDC, Inc.	4,482,324
173,783	KBW, Inc.	2,542,445
884,825	Knight Capital Group, Inc. Class A*	11,423,091
1,376,173	MF Global Holdings Ltd.*	7,555,190
686,215	PennantPark Investment Corp.	7,026,842
116,104	Piper Jaffray Cos., Inc.*	2,766,758
265,547	Solar Capital Ltd.	6,139,447
202,804	Solar Senior Capital Ltd.	3,384,799
248,489	Stifel Financial Corp.*	7,474,549

		62,041,690

Chemicals – 2.4%
567,378	H.B. Fuller Co.	12,578,770
404,522	Minerals Technologies, Inc.	23,466,321
1,760,147	PolyOne Corp.	22,230,657
30,343	Tronox, Inc.*	4,219,194

		62,494,942

Commercial Banks – 10.5%
478,651	BancorpSouth, Inc.	5,403,970
722,820	Bank of the Ozarks, Inc.	16,422,470
596,578	Boston Private Financial Holdings, Inc.	3,716,681
141,748	Bridge Capital Holdings*	1,431,655
525,916	CoBiz, Inc.	3,002,980
391,989	Columbia Banking System, Inc.	6,409,020
317,986	Community Bank System, Inc.	7,959,190
298,173	East West Bancorp, Inc.	4,976,507
1,130,267	F.N.B. Corp.	10,138,495
447,548	First Financial Bankshares, Inc.	13,251,896
967,462	First Midwest Bancorp, Inc.	8,494,316
204,997	FirstMerit Corp.	2,554,263
1,112,212	Glacier Bancorp, Inc.	12,801,560
510,688	Hancock Holding Co.	15,948,786
272,861	Heritage Financial Corp.	3,184,288
294,633	Home Bancshares, Inc.	6,917,983
150,774	IBERIABANK Corp.	7,258,260
168,084	Independent Bank Corp.	4,008,803
234,379	Lakeland Financial Corp.	5,104,775
776,714	MB Financial, Inc.	12,660,438
489,286	Pinnacle Financial Partners, Inc.*	6,204,146
722,701	PrivateBancorp, Inc.	6,417,585
444,450	Prosperity Bancshares, Inc.	16,822,432
255,973	Sandy Spring Bancorp, Inc.	4,185,159
296,444	SCBT Financial Corp.	8,315,254
134,530	Sierra Bancorp	1,415,256
494,319	Signature Bank*	27,489,080
163,628	Simmons First National Corp. Class A	3,766,717
246,384	Southcoast Financial Corp.*	468,130
149,920	Summit State Bank	929,504
469,648	Texas Capital Bancshares, Inc.*	12,055,864
134,931	The First of Long Island Corp.	3,211,358
306,978	TriCo Bancshares	4,153,412
330,543	UMB Financial Corp.	12,818,458
666,240	Webster Financial Corp.	12,058,944

		271,957,635

Commercial Services & Supplies – 1.0%
460,311	G&K Services, Inc. Class A	12,989,976
379,596	Waste Connections, Inc.	13,130,226

		26,120,202

Communications Equipment – 1.6%
833,270	Blue Coat Systems, Inc.*	12,232,404
457,025	Digi International, Inc.*	5,744,804
702,708	Plantronics, Inc.	22,521,791

		40,498,999

Computers & Peripherals* – 0.9%
734,825	Avid Technology, Inc.	7,230,678
1,150,639	Electronics for Imaging, Inc.	16,350,580

		23,581,258

Construction & Engineering – 0.9%
1,419,606	Comfort Systems USA, Inc.	13,571,433
132,070	Michael Baker Corp.*	2,978,179
377,370	MYR Group, Inc.*	7,871,938

		24,421,550

Consumer Finance – 1.2%
146,851	Cash America International, Inc.	8,206,034
320,959	EZCORP, Inc. Class A*	10,768,174
241,204	First Cash Financial Services, Inc.*	11,266,639

		30,240,847

Diversified Consumer Services* – 0.6%
321,583	Ascent Capital Group LLC Class A	15,403,826

Diversified Financial Services* – 0.3%
437,702	PHH Corp.	8,303,207

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Diversified Telecommunication Services* – 0.5%
1,709,237	Premiere Global Services, Inc.	$14,289,221

Electric Utilities – 4.2%
408,799	Cleco Corp.	14,524,629
1,813,410	El Paso Electric Co.	62,725,852
154,704	IDACORP, Inc.	5,909,693
216,912	MGE Energy, Inc.	9,142,841
415,337	Portland General Electric Co.	10,017,928
159,699	Unisource Energy Corp.	6,046,204

		108,367,147

Electrical Equipment – 1.9%
183,756	AZZ, Inc.	8,697,172
452,351	Belden, Inc.	13,801,229
325,775	EnerSys*	7,320,164
161,001	Regal-Beloit Corp.	9,465,249
663,673	Thermon Group Holdings, Inc.*	10,340,025

		49,623,839

Electronic Equipment, Instruments & Components – 2.9%
280,205	Anixter International, Inc.	16,534,897
797,054	Checkpoint Systems, Inc.*	12,139,133
193,620	Littelfuse, Inc.	8,982,032
248,173	MTS Systems Corp.	8,964,009
265,176	Plexus Corp.*	7,048,378
341,874	ScanSource, Inc.*	10,581,000
403,807	SYNNEX Corp.*	10,636,276

		74,885,725

Energy Equipment & Services* – 1.5%
329,003	Complete Production Services, Inc.	9,560,827
992,880	Key Energy Services, Inc.	14,287,543
235,809	Oil States International, Inc.	15,582,259

		39,430,629

Food Products* – 1.7%
686,248	Darling International, Inc.	11,563,279
518,480	The Hain Celestial Group, Inc.	16,399,522
289,458	TreeHouse Foods, Inc.	15,856,509

		43,819,310

Gas Utilities – 1.8%
52,468	Northwest Natural Gas Co.	2,372,603
1,176,495	Southwest Gas Corp.	43,553,845

		45,926,448

Health Care Equipment & Supplies – 0.5%
65,731	Hill-Rom Holdings, Inc.	1,991,650
292,760	West Pharmaceutical Services, Inc.	11,745,531

		13,737,181

Health Care Providers & Services – 3.2%
416,295	Amedisys, Inc.*	7,064,526
1,246,413	Healthsouth Corp.*	26,660,774
55,265	LHC Group, Inc.*	1,104,195
853,202	Lincare Holdings, Inc.	18,369,439
594,150	PSS World Medical, Inc.*	14,010,057
777,799	Team Health Holdings, Inc.*	14,537,063

		81,746,054

Hotels, Restaurants & Leisure – 1.1%
401,274	Gaylord Entertainment Co.*	10,088,028
552,115	Orient-Express Hotels Ltd. Class A*	4,328,582
385,466	Six Flags Entertainment Corp.	12,932,384

		27,348,994

Household Durables – 1.1%
253,207	Harman International Industries, Inc.	9,163,562
412,144	Meritage Homes Corp.*	7,719,457
186,293	Tempur-Pedic International, Inc.*	10,849,704

		27,732,723

Independent Power Producers & Energy Traders – 0.1%
87,020	Atlantic Power Corp.	1,347,070

Industrial Conglomerates – 1.0%
668,349	Carlisle Cos., Inc.	26,205,964

Insurance – 5.6%
722,608	Alterra Capital Holdings Ltd.	14,741,203
2,176,506	American Equity Investment Life Holding Co.	21,982,711
282,200	Aspen Insurance Holdings Ltd.	6,775,622
308,858	Donegal Group, Inc. Class A	3,758,802
86,280	Enstar Group Ltd.*	8,883,389
2,695,979	Meadowbrook Insurance Group, Inc.(a)	25,288,283
326,275	ProAssurance Corp.*	23,674,514
221,925	RLI Corp.	14,030,098
615,842	Symetra Financial Corp.	6,601,826
768,390	Tower Group, Inc.	18,449,044

		144,185,492

Internet & Catalog Retail* – 0.6%
513,689	HSN, Inc.	16,509,964

IT Services* – 0.5%
1,184,905	Convergys Corp.	12,619,238

Leisure Equipment & Products – 0.6%
131,383	Polaris Industries, Inc.	14,435,050

Life Sciences Tools & Services* – 0.9%
1,037,268	ICON PLC ADR	22,104,181

Machinery – 3.0%
326,941	Actuant Corp. Class A	6,564,975
355,599	Altra Holdings, Inc.*	5,518,896
318,409	Graco, Inc.	12,570,787
442,830	RBC Bearings, Inc.*	15,476,909
328,004	Robbins & Myers, Inc.	15,760,592
274,162	Tennant Co.	12,052,162
328,609	Watts Water Technologies, Inc. Class A	9,306,207

		77,250,528

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Media* – 0.5%
955,433	Knology, Inc.	$13,022,552

Metals & Mining – 2.9%
1,406,003	Commercial Metals Co.	16,520,535
498,216	Kaiser Aluminum Corp.	25,842,464
639,697	Metals USA Holdings Corp.*	7,977,022
435,819	Olympic Steel, Inc.	9,030,170
216,212	Schnitzer Steel Industries, Inc. Class A	9,846,294
354,060	Stillwater Mining Co.*	5,448,983

		74,665,468

Multi-Utilities – 1.0%
708,040	Avista Corp.	17,970,055
203,415	NorthWestern Corp.	6,897,803

		24,867,858

Oil, Gas & Consumable Fuels – 3.2%
980,046	Approach Resources, Inc.*	18,189,654
127,737	Carrizo Oil & Gas, Inc.*	3,834,665
1,128,190	Magnum Hunter Resources Corp.*	5,065,573
338,346	Petroleum Development Corp.*	8,056,018
562,099	Rosetta Resources, Inc.*	25,828,449
180,352	Scorpio Tankers, Inc.*	1,237,215
557,904	World Fuel Services Corp.	20,720,554

		82,932,128

Personal Products – 1.5%
316,175	Elizabeth Arden, Inc.*	10,187,158
339,140	Herbalife Ltd.	18,924,012
246,275	Nu Skin Enterprises, Inc. Class A	10,414,970

		39,526,140

Professional Services* – 0.3%
1,027,897	On Assignment, Inc.	7,812,017

Real Estate Investment Trusts – 12.9%
675,435	Acadia Realty Trust	14,238,170
918,934	American Campus Communities, Inc.	35,847,615
1,287,624	BioMed Realty Trust, Inc.	23,550,643
972,433	Cogdell Spencer, Inc.	4,152,289
1,047,895	Coresite Realty Corp.(a)	16,871,110
717,708	CreXus Investment Corp.	6,710,570
1,817,518	CYS Investments, Inc.	24,263,865
563,792	DuPont Fabros Technology, Inc.	13,051,785
585,798	Entertainment Properties Trust	24,679,670
179,093	Hudson Pacific Properties, Inc.	2,494,765
3,111,825	MFA Financial, Inc.	23,307,569
225,930	Mid-America Apartment Communities, Inc.	16,149,476
183,055	National Health Investors, Inc.	8,365,614
793,569	National Retail Properties, Inc.	21,632,691
727,645	OMEGA Healthcare Investors, Inc.	13,206,757
1,063,745	Parkway Properties, Inc.	14,445,657
572,206	Pebblebrook Hotel Trust	9,195,350
414,144	PS Business Parks, Inc.	22,641,252
1,010,366	Retail Opportunity Investments Corp.	11,305,996
1,027,980	Two Harbors Investment Corp.	9,837,769
1,653,184	U-Store-It Trust	17,755,196

		333,703,809

Road & Rail – 0.5%
861,377	Heartland Express, Inc.	13,092,930

Semiconductors & Semiconductor Equipment – 2.9%
377,536	Cabot Microelectronics Corp.*	15,010,831
452,548	Fairchild Semiconductor International, Inc.*	6,000,787
629,764	Micrel, Inc.	6,366,914
642,779	MKS Instruments, Inc.	14,925,328
856,872	Semtech Corp.*	18,277,080
689,321	Standard Microsystems Corp.*	14,489,527

		75,070,467

Software* – 2.1%
1,025,847	Mentor Graphics Corp.	11,479,228
575,105	Monotype Imaging Holdings, Inc.	6,734,480
691,259	NetScout Systems, Inc.	9,539,374
509,658	Parametric Technology Corp.	9,173,844
1,027,149	SS&C Technologies Holdings, Inc.	16,937,687

		53,864,613

Specialty Retail – 2.4%
332,381	Ann, Inc.*	7,834,220
34,388	Francesca’s Holdings Corp.*	788,517
344,618	GNC Acquisition Holdings, Inc. Class A*	8,339,756
445,614	Jos. A. Bank Clothiers, Inc.*	22,837,717
266,225	Monro Muffler Brake, Inc.	10,523,874
65,574	Teavana Holdings, Inc.*	1,701,645
230,606	The Children’s Place Retail Stores, Inc.*	9,897,610

		61,923,339

Textiles, Apparel & Luxury Goods* – 3.7%
109,917	Deckers Outdoor Corp.	9,778,216
204,909	Fossil, Inc.	19,796,259
224,857	G-III Apparel Group Ltd.	6,354,459
836,249	Iconix Brand Group, Inc.	16,373,755
341,834	Steven Madden Ltd.	12,347,044
343,497	The Warnaco Group, Inc.	18,325,565
338,128	Vera Bradley, Inc.	11,868,293

		94,843,591

Thrifts & Mortgage Finance – 1.9%
949,733	Brookline Bancorp, Inc.	7,996,752
407,208	Dime Community Bancshares	4,910,928
585,879	Flushing Financial Corp.	6,725,891
780,789	Northwest Bancshares, Inc.	9,307,005
681,806	Ocwen Financial Corp.*	9,408,923
482,368	Provident Financial Services, Inc.	6,058,542
128,435	WSFS Financial Corp.	4,495,225

		48,903,266

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
August 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – 3.1%
443,384	Applied Industrial Technologies, Inc.	$13,576,418
549,384	Beacon Roofing Supply, Inc.*	10,196,567
600,522	Kaman Corp.	20,507,826
1,962,964	RSC Holdings, Inc.*	15,625,194
337,561	Watsco, Inc.	20,135,514

		80,041,519

TOTAL COMMON STOCKS
(Cost $2,300,156,670)		$2,506,180,556

Exchange Traded Fund – 0.5%
190,103	iShares Russell 2000 Value Index Fund	$12,221,722
(Cost $14,080,473)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 1.0%
Repurchase Agreement – 1.0%
Joint Repurchase Agreement Account II
$25,900,000	0.065%	09/01/11	$25,900,000
(Cost $25,900,000)

TOTAL INVESTMENTS – 98.7%
(Cost $2,340,137,143)			$2,544,302,278

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%			33,483,571

NET ASSETS – 100.0%			$2,577,785,849

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Joint repurchase agreement was entered into on August 31, 2011. Additional information appears on page 43.

Investment Abbreviation:
ADR	—	American Depositary Receipt

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments
August 31, 2011

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2011, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 1, 2011, as follows:

			Collateral
	Principal	Maturity	Value
Fund	Amount	Value	Allocation

Growth and Income	$12,000,000	$12,000,022	$12,255,896

Large Cap Value	35,200,000	35,200,064	35,950,628

Mid Cap Value	202,300,000	202,300,366	206,613,981

Small Cap Value	25,900,000	25,900,047	26,452,309

REPURCHASE AGREEMENTS — At August 31, 2011, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest	Growth and	Large Cap	Mid Cap	Small Cap
Counterparty	Rate	Income	Value	Value	Value

Barclays Capital, Inc.	0.040%	$2,355,620	$6,909,819	$39,711,829	$5,084,213

Barclays Capital, Inc.	0.060	2,214,283	6,495,230	37,329,119	4,779,161

BNP Paribas Securities Co.	0.080	2,355,620	6,909,819	39,711,829	5,084,213

Credit Suisse Securities LLC	0.050	235,562	690,982	3,971,183	508,421

JPMorgan Securities	0.080	1,177,810	3,454,910	19,855,915	2,542,107

UBS Securities LLC	0.080	410,349	1,203,690	6,917,801	885,670

Wells Fargo Securities LLC	0.070	3,250,756	9,535,550	54,802,324	7,016,215

TOTAL		$12,000,000	$35,200,000	$202,300,000	$25,900,000

At August 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	0.202%	11/19/13

Federal Home Loan Mortgage Corp.	0.000 to 5.000	12/28/11 to 09/01/41

Federal National Mortgage Association	2.500 to 8.500	01/01/14 to 03/01/48

Government National Mortgage Association	3.500 to 6.000	05/15/26 to 08/20/41

U.S. Treasury Notes	0.375 to 4.375	07/15/12 to 08/15/20

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities
August 31, 2011

Growth and
Income Fund
Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $618,521,282, $2,153,103,142, $7,081,958,074 and $2,301,700,152, respectively)	$602,232,771
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $77,468,592 and $38,436,991, respectively)	—
Cash	47,012
Receivables:
Dividends and interest	1,330,238
Fund shares sold	78,175
Foreign tax reclaims	22,131
Investment securities sold	—
Other assets	2,519

Total assets	603,712,846

Liabilities:

Payables:
Fund shares redeemed	2,010,729
Amounts owed to affiliates	649,086
Investment securities purchased	—
Accrued expenses	207,669

Total liabilities	2,867,484

Net Assets:

Paid-in capital	917,356,159
Accumulated undistributed net investment income	834,660
Accumulated net realized gain (loss) from investment transactions	(301,056,946)
Net unrealized gain (loss) on investments	(16,288,511)

NET ASSETS	$600,845,362

Net Assets:
Class A	$505,502,095
Class B	27,327,100
Class C	21,859,615
Institutional	44,224,290
Service	645,562
Class IR	695,744
Class R	590,956

Total Net Assets	$600,845,362

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	26,542,762
Class B	1,486,620
Class C	1,195,753
Institutional	2,287,349
Service	33,911
Class IR	36,583
Class R	31,125

Net asset value, offering and redemption price per share:(a)
Class A	$19.04
Class B	18.38
Class C	18.28
Institutional	19.33
Service	19.04
Class IR	19.02
Class R	18.99

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $20.15, $11.32, $35.35 and $39.93, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap
Value Fund	Value Fund	Value Fund

$2,157,754,413	$7,381,969,374	$2,502,142,885
—	57,291,850	42,159,393
80,815	43,537	15,533

4,301,941	10,048,820	1,760,202
2,102,798	19,977,703	32,479,495
—	—	—
—	12,904,894	8,633,516
8,681	33,506	8,837

2,164,248,648	7,482,269,684	2,587,199,861

9,551,959	20,247,998	4,989,824
1,608,809	5,729,902	2,444,155
18,741,290	16,886,110	1,669,005
244,774	608,008	311,028

30,146,832	43,472,018	9,414,012

2,694,765,781	7,506,116,210	2,333,442,498
15,471,496	13,047,415	3,813,036
(580,786,732)	(360,200,517)	36,365,180
4,651,271	279,834,558	204,165,135

$2,134,101,816	$7,438,797,666	$2,577,785,849

$555,308,813	$3,278,879,198	$827,767,564
11,359,718	44,088,235	9,700,053
43,479,181	166,558,564	58,293,114
1,418,409,091	3,633,399,874	1,568,114,918
6,374,332	269,369,701	76,840,508
93,853,124	40,530,590	11,800,504
5,317,557	5,971,504	25,269,188

$2,134,101,816	$7,438,797,666	$2,577,785,849

51,889,919	98,137,043	21,941,032
1,091,100	1,373,720	297,472
4,207,538	5,232,836	1,790,867
131,060,107	107,703,015	39,545,851
598,812	8,149,012	2,076,391
8,818,901	1,221,382	313,402
504,536	180,177	675,807

$10.70	$33.41	$37.73
10.41	32.09	32.61
10.33	31.83	32.55
10.82	33.74	39.65
10.64	33.06	37.01
10.64	33.18	37.65
10.54	33.14	37.39

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations
For the Fiscal Year Ended August 31, 2011

Growth and
Income Fund

Investment income:

Dividends (net of foreign withholding taxes of $179,431, $365,798, $0 and $1,217, respectively)	$18,929,299
Dividends — affiliated issuers	—
Interest	374,278

Total investment income	19,303,577

Expenses:

Management fees	6,053,669
Distribution and Service fees(a)	2,254,761
Transfer Agent fees(a)	1,413,421
Printing and mailing costs	323,922
Registration fees	117,959
Custody and accounting fees	105,852
Professional fees	88,171
Trustee fees	17,153
Service Share fees — Shareholder Administration Plan	2,445
Service Share fees — Service Plan	2,445
Other	32,160

Total expenses	10,411,958

Less — expense reductions	(215,563)

Net expenses	10,196,395

NET INVESTMENT INCOME	9,107,182

Realized and unrealized gain (loss) from investment transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commission recapture of $154,199, $555,762, $1,606,931 and $0, respectively)	97,893,749
Investment transactions — affiliated issuers	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	20,160,794
Investments — affiliated issuers	—

Net realized and unrealized gain from investment transactions	118,054,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,161,725

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$1,614,607	$373,170	$263,775	$3,209	$1,227,101	$70,902	$50,117	$63,535	$391	$155	$1,220
Large Cap Value	1,695,207	145,340	562,255	25,270	1,288,357	27,615	106,828	692,620	2,898	186,689	9,603
Mid Cap Value	8,719,160	572,352	1,813,444	18,845	6,626,562	108,747	344,554	1,479,802	119,196	31,170	7,161
Small Cap Value	2,159,036	131,586	670,792	94,925	1,640,868	25,001	127,450	594,872	34,206	17,103	36,071

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap
Value Fund	Value Fund	Value Fund

$46,808,380	$125,525,061	$42,001,049
—	—	706,451
49,108	257,431	101,612

46,857,488	125,782,492	42,809,112

18,141,161	53,216,303	24,900,797
2,428,072	11,123,801	3,056,339
2,314,610	8,717,192	2,475,571
342,227	1,238,703	406,540
149,393	253,450	172,985
177,764	392,069	214,525
86,271	86,196	91,382
20,769	31,818	20,495
18,113	744,973	213,786
18,113	744,973	213,786
73,951	183,003	72,209

23,770,444	76,732,481	31,838,415

(119)	(477)	(151,783)

23,770,325	76,732,004	31,686,632

23,087,163	49,050,488	11,122,480

202,141,864	761,451,638	190,998,395
—	(3,576,300)	(2,645)

22,806,974	99,092,632	142,688,536
—	(20,176,742)	15,981,698

224,948,838	836,791,228	349,665,984

$248,036,001	$885,841,716	$360,788,464

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

From operations:

Net investment income	$9,107,182	$16,428,762
Net realized gain from investment transactions	97,893,749	86,664,099
Net change in unrealized gain (loss) on investments	20,160,794	(61,415,816)

Net increase in net assets resulting from operations	127,161,725	41,677,045

Distributions to shareholders:

From net investment income
Class A Shares	(6,960,167)	(8,749,416)
Class B Shares	(177,995)	(218,943)
Class C Shares	(133,549)	(131,936)
Institutional Shares	(2,473,510)	(7,033,218)
Service Shares	(9,549)	(28,237)
Class IR Shares	(701)	(991)
Class R Shares	(5,245)	(4,193)

Total distributions to shareholders	(9,760,716)	(16,166,934)

From share transactions:

Proceeds from sales of shares	85,999,727	310,775,745
Reinvestment of distributions	9,518,216	15,832,305
Cost of shares redeemed	(771,326,855)	(417,636,971)

Net increase (decrease) in net assets resulting from share transactions	(675,808,912)	(91,028,921)

TOTAL INCREASE (DECREASE)	(558,407,903)	(65,518,810)

Net assets:

Beginning of year	1,159,253,265	1,224,772,075

End of year	$600,845,362	$1,159,253,265

Accumulated undistributed net investment income	$834,660	$1,487,904

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

$23,087,163	$25,584,095	$49,050,488	$40,167,655	$11,122,480	$7,752,074
202,141,864	176,822,221	757,875,338	668,375,970	190,995,750	100,347,209
22,806,974	(141,893,382)	78,915,890	(104,261,772)	158,670,234	33,120,202

248,036,001	60,512,934	885,841,716	604,281,853	360,788,464	141,219,485

(4,220,691)	(6,039,174)	(12,974,660)	(27,037,422)	(1,859,715)	(3,528,511)
—	(35,172)	—	(215,614)	—	—
—	(157,273)	—	(566,933)	—	(24,897)
(16,817,166)	(22,898,195)	(25,581,845)	(31,430,879)	(7,572,701)	(7,158,549)
(35,661)	(75,143)	(934,779)	(2,010,303)	(148,260)	(252,106)
(826,781)	(920,482)	(35,693)	(5,848)	(27,048)	(4,215)
(22,054)	(13,435)	(12,304)	(2,446)	(29,598)	(16,755)

(21,922,353)	(30,138,874)	(39,539,281)	(61,269,445)	(9,637,322)	(10,985,033)

595,546,190	1,108,910,619	2,868,765,339	1,960,260,442	1,160,061,440	622,031,050
16,828,266	24,725,634	34,021,601	53,291,970	7,999,207	9,815,162
(1,127,377,013)	(1,172,554,723)	(2,281,400,727)	(1,775,609,728)	(692,777,605)	(463,597,545)

(515,002,557)	(38,918,470)	621,386,213	237,942,684	475,283,042	168,248,667

(288,888,909)	(8,544,410)	1,467,688,648	780,955,092	826,434,184	298,483,119

2,422,990,725	2,431,535,135	5,971,109,018	5,190,153,926	1,751,351,665	1,452,868,546

$2,134,101,816	$2,422,990,725	$7,438,797,666	$5,971,109,018	$2,577,785,849	$1,751,351,665

$15,471,496	$14,451,224	$13,047,415	$4,045,497	$3,813,036	$2,392,410

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$17.84	$0.21		$1.21	$1.42	$(0.22)	$—	$(0.22)
2011 - B	17.25	0.06		1.16	1.22	(0.09)	—	(0.09)
2011 - C	17.16	0.05		1.17	1.22	(0.10)	—	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)	—	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)	—	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)	—	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)	—	(0.17)

2010 - A	17.65	0.22	(c)	0.18	0.40	(0.21)	—	(0.21)
2010 - B	17.06	0.08	(c)	0.19	0.27	(0.08)	—	(0.08)
2010 - C	16.98	0.07	(c)	0.19	0.26	(0.08)	—	(0.08)
2010 - Institutional	17.91	0.30	(c)	0.20	0.50	(0.29)	—	(0.29)
2010 - Service	17.63	0.20	(c)	0.20	0.40	(0.20)	—	(0.20)
2010 - IR	17.63	0.26	(c)	0.20	0.46	(0.27)	—	(0.27)
2010 - R	17.60	0.16	(c)	0.21	0.37	(0.18)	—	(0.18)

2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

2008 - A	30.01	0.46		(3.51)	(3.05)	(0.46)	(3.40)	(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (Commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (Commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.21% of average net assets.
(d)	Annualized.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$19.04	7.82%	$505,502	1.19%	1.21%	1.02%		60%
18.38	7.04	27,327	1.94	1.96	0.28		60
18.28	7.06	21,860	1.94	1.96	0.27		60
19.33	8.20	44,224	0.79	0.81	1.48		60
19.04	7.77	646	1.29	1.31	0.95		60
19.02	8.16	696	0.94	0.96	1.77		60
18.99	7.65	591	1.44	1.46	0.75		60

17.84	2.30	625,385	1.17	1.18	1.15	(c)	93
17.25	1.55	38,763	1.92	1.93	0.41	(c)	93
17.16	1.52	24,908	1.92	1.93	0.40	(c)	93
18.12	2.74	468,009	0.77	0.78	1.54	(c)	93
17.83	2.21	1,625	1.27	1.28	1.06	(c)	93
17.82	2.55	65	0.92	0.93	1.37	(c)	93
17.79	2.04	498	1.42	1.43	0.87	(c)	93

17.65	(21.36)	791,636	1.18	1.21	1.97		78
17.06	(22.00)	53,176	1.93	1.96	1.23		78
16.98	(21.95)	29,421	1.93	1.96	1.22		78
17.91	(21.09)	347,526	0.78	0.81	2.29		78
17.63	(21.48)	2,709	1.28	1.31	1.85		78
17.63	(21.17)	7	0.93	0.96	2.20		78
17.60	(21.58)	297	1.43	1.46	1.33		78

23.10	(11.57)	1,245,353	1.16	1.16	1.77		69
22.35	(12.26)	91,496	1.91	1.91	1.03		69
22.24	(12.24)	46,177	1.91	1.91	1.02		69
23.45	(11.22)	87,766	0.76	0.76	2.07		69
23.09	(11.65)	1,929	1.26	1.26	1.67		69
23.08	(11.10)	9	0.91 (d)	0.91 (d)	1.96	(d)	69
23.08	(11.36)	9	1.41 (d)	1.41 (d)	1.53	(d)	69

30.01	12.10	1,542,986	1.16	1.17	1.60		98
29.15	11.25	147,110	1.91	1.92	0.82		98
29.03	11.24	65,632	1.91	1.92	0.81		98
30.41	12.53	57,352	0.76	0.77	2.00		98
30.00	11.97	1,251	1.26	1.27	1.47		98

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$9.90	$0.07		$0.80	$0.87	$(0.07)	$—	$(0.07)
2011 - B	9.64	(0.01)		0.78	0.77	—	—	—
2011 - C	9.57	(0.01)		0.77	0.76	—	—	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)	—	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)	—	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)	—	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)	—	(0.06)

2010 - A	9.81	0.07	(c)	0.12	0.19	(0.10)	—	(0.10)
2010 - B	9.56	(0.01	)(c)	0.11	0.10	(0.02)	—	(0.02)
2010 - C	9.49	(0.01	)(c)	0.12	0.11	(0.03)	—	(0.03)
2010 - Institutional	9.92	0.11	(c)	0.11	0.22	(0.13)	—	(0.13)
2010 - Service	9.76	0.06	(c)	0.12	0.18	(0.09)	—	(0.09)
2010 - IR	9.76	0.10	(c)	0.11	0.21	(0.12)	—	(0.12)
2010 - R	9.72	0.03	(c)	0.14	0.17	(0.12)	—	(0.12)

2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)	—	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)	—	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)	—	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)	—	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)	—	(0.12)

2008 - A	14.95	0.15		(1.61)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (Commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (Commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.22% of average net assets.
(d)	Annualized.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$10.70	8.75%	$555,309	1.17%	1.17%	0.63%		76%
10.41	7.99	11,360	1.92	1.92	(0.11)		76
10.33	7.94	43,479	1.92	1.92	(0.11)		76
10.82	9.18	1,418,409	0.77	0.77	1.04		76
10.64	8.56	6,374	1.27	1.27	0.54		76
10.64	8.99	93,853	0.92	0.92	0.89		76
10.54	8.44	5,318	1.42	1.42	0.39		76

9.90	1.87	616,533	1.17	1.17	0.67	(c)	108
9.64	1.02	14,485	1.92	1.92	(0.05	)(c)	108
9.57	1.10	53,186	1.92	1.92	(0.07	)(c)	108
10.01	2.22	1,648,589	0.77	0.77	1.06	(c)	108
9.85	1.83	6,149	1.27	1.27	0.58	(c)	108
9.85	2.12	80,471	0.92	0.92	0.92	(c)	108
9.77	1.71	3,578	1.42	1.42	0.31	(c)	108

9.81	(19.76)	632,096	1.19	1.19	1.08		88
9.56	(20.22)	20,429	1.94	1.94	0.34		88
9.49	(20.32)	60,130	1.94	1.94	0.34		88
9.92	(19.38)	1,636,325	0.79	0.79	1.48		88
9.76	(19.80)	7,974	1.29	1.29	0.97		88
9.76	(19.46)	74,396	0.94	0.94	1.33		88
9.72	(19.94)	185	1.44	1.44	0.98		88

12.37	(10.55)	830,475	1.17	1.17	1.11		81
11.99	(11.24)	32,884	1.92	1.92	0.37		81
11.92	(11.26)	91,900	1.92	1.92	0.36		81
12.52	(10.19)	1,808,728	0.77	0.77	1.50		81
12.30	(10.65)	8,044	1.27	1.27	0.99		81
12.33	(10.10)	88,528	0.92 (d)	0.92 (d)	1.20	(d)	81
12.31	(10.29)	9	1.42 (d)	1.42 (d)	0.94	(d)	81

14.95	13.01	1,014,800	1.19	1.19	1.02		92
14.54	12.19	45,416	1.94	1.94	0.27		92
14.46	12.19	113,208	1.94	1.94	0.28		92
15.12	13.48	1,482,513	0.79	0.79	1.43		92
14.88	12.88	7,418	1.29	1.29	0.93		92

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$29.10	$0.17	(c)	$4.27	$4.44	$(0.13)	$—	$(0.13)
2011 - B	28.06	(0.09	)(c)	4.12	4.03	—	—	—
2011 - C	27.83	(0.09	)(c)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(c)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(c)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(c)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(c)	4.27	4.33	(0.15)	—	(0.15)

2010 - A	26.29	0.16	(d)	2.93	3.09	(0.28)	—	(0.28)
2010 - B	25.36	(0.05	)(d)	2.83	2.78	(0.08)	—	(0.08)
2010 - C	25.17	(0.05	)(d)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(d)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(d)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(d)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(d)	3.00	3.02	(0.32)	—	(0.32)

2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)	—	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—	—	—

2008 - A	39.84	0.28		(2.61)	(2.33)	(0.19)	(4.21)	(4.40)
2008 - B	38.47	0.01		(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01		(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42		(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24		(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (Commenced November 30, 2007)	39.32	0.25		(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

2007 - A	36.84	0.23		4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)		4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)		4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40		4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19		4.57	4.76	(0.17)	(1.67)	(1.84)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects Income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.31% of average net assets.
(e)	Annualized.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$33.41	15.22%	$3,278,879	1.16%	1.16%	0.47	%(c)	77%
32.09	14.36	44,088	1.91	1.91	(0.25	)(c)	77
31.83	14.37	166,559	1.91	1.91	(0.28	)(c)	77
33.74	15.73	3,633,400	0.76	0.76	0.86	(c)	77
33.06	15.16	269,370	1.26	1.26	0.37	(c)	77
33.18	15.51	40,531	0.91	0.91	0.62	(c)	77
33.14	14.94	5,972	1.41	1.41	0.18	(c)	77

29.10	11.84	2,819,867	1.16	1.16	0.54	(d)	104
28.06	10.98	56,681	1.91	1.91	(0.16	)(d)	104
27.83	10.98	147,697	1.91	1.91	(0.19	)(d)	104
29.37	12.26	2,710,882	0.76	0.76	0.93	(d)	104
28.80	11.74	232,356	1.26	1.26	0.44	(d)	104
28.93	12.10	1,764	0.91	0.91	0.54	(d)	104
28.96	11.56	1,862	1.41	1.41	0.06	(d)	104

26.29	(19.49)	2,630,467	1.19	1.19	1.03		114
25.36	(20.10)	72,920	1.94	1.94	0.30		114
25.17	(20.07)	149,393	1.94	1.94	0.29		114
26.52	(19.18)	2,136,745	0.79	0.79	1.42		114
26.02	(19.60)	200,421	1.29	1.29	0.93		114
26.16	(19.33)	145	0.94	0.94	0.97		114
26.26	14.72	63	1.44 (e)	1.44 (e)	0.28	(e)	114

33.11	(6.50)	3,611,466	1.16	1.16	0.78		85
31.77	(7.20)	128,844	1.91	1.91	0.03		85
31.54	(7.22)	235,637	1.91	1.91	0.03		85
33.47	(6.11)	2,469,463	0.76	0.76	1.18		85
32.78	(6.59)	257,906	1.26	1.26	0.67		85
33.01	(5.12)	9	0.91 (e)	0.91 (e)	1.03	(e)	85

39.84	13.25	4,363,868	1.16	1.16	0.57		74
38.47	12.42	191,174	1.91	1.91	(0.18)		74
38.23	12.41	348,637	1.91	1.91	(0.18)		74
40.24	13.70	2,644,803	0.76	0.76	0.97		74
39.49	13.13	281,788	1.26	1.26	0.47		74

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	$31.29	$0.10	(c)	$6.43	$6.53	$(0.09)	$—	$(0.09)
2011 - B	27.19	(0.14	)(c)	5.56	5.42	—	—	—
2011 - C	27.14	(0.17	)(c)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(c)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(c)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(c)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(c)	6.43	6.39	(0.08)	—	(0.08)

2010 - A	28.58	0.09	(d)	2.79	2.88	(0.17)	—	(0.17)
2010 - B	24.88	(0.13	)(d)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(d)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(d)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(d)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(d)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(d)	2.80	2.79	(0.24)	—	(0.24)

2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

2008 - A	44.74	0.05		(2.64)	(2.59)	—	(7.44)	(7.44)
2008 - B	40.33	(0.20)		(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)		(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20		(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	—	(e)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (Commenced November 30, 2007)	42.18	0.09		(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (Commenced November 30, 2007)	42.18	(0.03)		(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

2007 - A	43.93	(0.01)		4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18		4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)		4.54	4.48	—	(3.78)	(3.78)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.16% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.14% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets		rate

$37.73	20.85%	$827,768	1.45%	1.46%	0.25	%(c)	46%
32.61	19.93	9,700	2.20	2.21	(0.43	)(c)	46
32.55	19.93	58,293	2.20	2.21	(0.49	)(c)	46
39.65	21.33	1,568,115	1.05	1.06	0.62	(c)	46
37.01	20.74	76,841	1.55	1.56	0.14	(c)	46
37.65	21.12	11,801	1.20	1.21	0.38	(c)	46
37.39	20.56	25,269	1.70	1.71	(0.10	)(c)	46

31.29	10.11	670,228	1.48	1.48	0.28	(d)	56
27.19	9.28	14,521	2.23	2.23	(0.45	)(d)	56
27.14	9.27	52,143	2.23	2.23	(0.47	)(d)	56
32.86	10.53	943,868	1.08	1.08	0.67	(d)	56
30.71	10.05	58,064	1.58	1.58	0.17	(d)	56
31.24	10.39	3,660	1.23	1.23	0.48	(d)	56
31.08	9.83	8,869	1.73	1.73	(0.03	)(d)	56

28.58	(17.20)	586,680	1.50	1.50	0.72		55
24.88	(17.76)	24,984	2.25	2.25	(0.01)		55
24.85	(17.75)	48,935	2.25	2.25	(0.03)		55
29.99	(16.78)	746,624	1.10	1.10	1.10		55
28.05	(17.24)	44,935	1.60	1.60	0.60		55
28.55	(16.95)	266	1.25	1.25	0.57		55
28.53	(17.35)	445	1.75	1.75	(0.02)		55

34.71	(5.66)	756,153	1.48	1.48	0.11		51
30.31	(6.36)	41,450	2.23	2.23	(0.63)		51
30.27	(6.36)	64,587	2.23	2.23	(0.63)		51
36.43	(5.30)	690,912	1.08	1.08	0.50		51
34.02	(5.74)	61,956	1.58	1.58	0.01		51
34.71	0.20	10	1.23 (f)	1.23 (f)	0.39	(f)	51
34.61	(0.11)	10	1.73 (f)	1.73 (f)	(0.07	)(f)	51

44.74	10.59	1,003,510	1.46	1.47	(0.01)		69
40.33	9.75	68,532	2.21	2.22	(0.74)		69
40.29	9.76	97,013	2.21	2.22	(0.75)		69
46.46	11.04	801,476	1.06	1.07	0.39		69
44.04	10.47	57,875	1.56	1.57	(0.13)		69

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements
August 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

All Funds	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business day. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign witholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Funds are informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Growth and Income	Quarterly	Annually

Large Cap Value, Mid Cap Value and Small Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of August 31, 2011:

GROWTH AND INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$587,526,981	$2,705,790	$—
Short-term Investments	—	12,000,000	—

Total	$587,526,981	$14,705,790	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

LARGE CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock	$2,122,554,413	$—	$—
Short-term Investments	—	35,200,000	—

Total	$2,122,554,413	$35,200,000	$—

MID CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock	$7,236,961,224	$—	$—
Short-term Investments	—	202,300,000	—

Total	$7,236,961,224	$202,300,000	$—

SMALL CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,518,402,278	$—	$—
Short-term Investments	—	25,900,000	—

Total	$2,518,402,278	$25,900,000	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended August 31, 2011, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.70%

Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.70	0.70

Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.69	0.69

Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.98	0.97#

#	Effective on June 30, 2011, GSAM agreed to waive a portion of its management fee, in order to achieve an effective net management fee rate of 0.96% for the Small Cap Value Fund, through at least December 29, 2011. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended August 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Growth and Income	$130,400	$—	$—

Large Cap Value	119,100	—	—	*

Mid Cap Value	250,400	—	100

Small Cap Value	64,500	—	—	*

*	Amount is less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds are 0.054%, 0.064%, 0.104% and 0.064%, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

These Other Expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.
For the fiscal year ended August 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

				Other	Total
	Management Fee	Custody Fee		Expense	Expense
Fund	Waiver	Credits		Reimbursements	Reductions

Growth and Income	$—	$—	*	$216	$216

Large Cap Value	—	—	*	—	— *

Mid Cap Value	—	—	*	—	— *

Small Cap Value	151	1		—	152

*	Amount is less than $500.

As of August 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Growth and Income	$412	$147	$90	$649

Large Cap Value	1,283	165	161	1,609

Mid Cap Value	4,201	850	679	5,730

Small Cap Value	2,004	239	201	2,444

G. Line of Credit Facility — As of August 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended August 31, 2011, Goldman Sachs earned approximately $32,200, $17,500, $595,100 and $78,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of the Trust. The following table provides information about the investment in shares of issuers of which the Trust is an affiliate for the fiscal year ended August 31, 2011 (in thousands):

		Number of
		Shares Held			Number of
		Beginning			Shares Held	Value at
		of Fiscal	Shares	Shares	End of	End of	Dividend
Fund	Name of Affiliated Issuer	Year	Bought	Sold	Fiscal Year	Fiscal Year	Income

Mid Cap Value	Chemtura Corp.	—	5,016	(689)	4,327	$57,292	$—

Small Cap Value	Cardiac Science Corp.	1,318	21	(1,339)	—	—	—

	Coresite Realty Corp.	—	1,117	(69)	1,048	16,871	282

	Meadowbrook Insurance Group, Inc.	2,406	290	—	2,696	25,288	424

	Southcoast Financial Corp.(a)	265	29	(48)	246	468	—

(a)	Issuer was no longer affiliated as of August 31, 2011.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Growth and Income	$519,644,127	$1,189,039,468

Large Cap Value	1,931,880,445	2,422,865,476

Mid Cap Value	6,384,175,159	5,829,153,101

Small Cap Value	1,632,760,000	1,130,269,031

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Distributions paid from ordinary income	$9,760,716	$21,922,353	$39,539,281	$9,637,322

The tax character of distributions paid during the fiscal year ended August 31, 2010 was as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Distributions paid from ordinary income	$16,166,934	$30,138,874	$61,269,445	$10,985,033

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION (continued)

As of August 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Undistributed ordinary income — net	$834,665	$15,471,494	$12,520,636	$3,188,807
Undistributed long-term capital gains	—	—	—	46,038,374

Total undistributed earnings	$834,665	$15,471,494	$12,520,636	$49,227,181

Capital loss carryforward:(1),(2)
Expiring 2017	$(43,173,931)	$(163,156,863)	$(23,743,845)	$—
Expiring 2018	(248,746,287)	(368,308,699)	(307,184,730)	—

Total capital loss carryforward	$(291,920,218)	$(531,465,562)	$(330,928,575)	$—

Unrealized gains (losses) — net	(25,425,244)	(44,669,897)	251,089,395	195,116,170

Total accumulated earnings (losses) — net	$(316,510,797)	$(560,663,965)	$(67,318,544)	$244,343,351

(1)	Expiration occurs August 31 of the year indicated.
(2)	The Funds utilized $90,872,857, $195,461,586, $756,522,553 and $143,765,430, respectively, of capital losses in the current fiscal year.

As of August 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Tax Cost	$627,658,015	$2,202,424,310	$7,188,171,829	$2,349,186,108

Gross unrealized gain	31,085,157	143,981,627	736,404,267	383,194,547
Gross unrealized loss	(56,510,401)	(188,651,524)	(485,314,872)	(188,078,377)

Net unrealized security gain (loss)	$(25,425,244)	$(44,669,897)	$251,089,395	$195,116,170

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments, and real estate investment trusts.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the differences in the tax treatment of underlying fund investments and real estate investment trusts.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income (Loss)

Growth and Income	$—	$(290)	$290

Large Cap Value	—	144,538	(144,538)

Mid Cap Value	(7,062)	516,351	(509,289)

Small Cap Value	12	64,520	(64,532)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

6. TAX INFORMATION (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,183,875	$45,388,911	3,409,299	$64,797,143
Reinvestment of distributions	334,273	6,816,431	460,199	8,561,251
Shares converted from Class B(a)	168,315	3,449,520	254,391	4,856,650
Shares redeemed	(11,189,434)	(232,315,297)	(13,939,742)	(264,534,001)

	(8,502,971)	(176,660,435)	(9,815,853)	(186,318,957)

Class B Shares
Shares sold	53,870	1,082,438	94,585	1,722,407
Reinvestment of distributions	8,768	172,348	11,844	211,752
Shares converted to Class A(a)	(174,211)	(3,449,520)	(263,177)	(4,856,650)
Shares redeemed	(649,041)	(12,987,860)	(712,513)	(13,048,716)

	(760,614)	(15,182,594)	(869,261)	(15,971,207)

Class C Shares
Shares sold	132,049	2,645,491	195,483	3,597,139
Reinvestment of distributions	6,116	119,812	6,610	117,399
Shares redeemed	(394,048)	(7,872,856)	(483,529)	(8,811,390)

	(255,883)	(5,107,553)	(281,436)	(5,096,852)

Institutional Shares
Shares sold	1,762,843	35,891,565	12,597,149	239,841,123
Reinvestment of distributions	120,137	2,400,652	367,041	6,929,553
Shares redeemed	(25,427,288)	(516,686,068)	(6,533,344)	(129,485,909)

	(23,544,308)	(478,393,851)	6,430,846	117,284,767

Service Shares
Shares sold	6,018	123,323	19,659	371,014
Reinvestment of distributions	148	3,026	385	7,166
Shares redeemed	(63,429)	(1,275,814)	(82,530)	(1,571,415)

	(57,263)	(1,149,465)	(62,486)	(1,193,235)

Class IR Shares
Shares sold	35,510	669,206	7,199	129,762
Reinvestment of distributions	35	702	53	991
Shares redeemed	(2,596)	(52,982)	(4,015)	(72,050)

	32,949	616,926	3,237	58,703

Class R Shares
Shares sold	9,697	198,793	16,997	317,157
Reinvestment of distributions	258	5,245	226	4,193
Shares redeemed	(6,824)	(135,978)	(6,134)	(113,490)

	3,131	68,060	11,089	207,860

NET DECREASE	(33,084,959)	$(675,808,912)	(4,583,864)	$(91,028,921)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars
Class A Shares
Shares sold	13,138,700	$154,019,089	21,466,545	$230,242,534
Reinvestment of distributions	334,318	3,804,536	530,917	5,463,142
Shares converted from Class B(a)	70,311	808,315	157,747	1,675,775
Shares redeemed	(23,934,346)	(281,041,185)	(24,296,441)	(257,267,797)

	(10,391,017)	(122,409,245)	(2,141,232)	(19,886,346)

Class B Shares
Shares sold	80,327	921,074	137,043	1,407,372
Reinvestment of distributions	—	—	3,014	30,385
Shares converted to Class A(a)	(72,064)	(808,315)	(161,539)	(1,675,775)
Shares redeemed	(419,184)	(4,744,845)	(614,500)	(6,298,901)

	(410,921)	(4,632,086)	(635,982)	(6,536,919)

Class C Shares
Shares sold	612,283	6,973,657	1,040,720	10,677,758
Reinvestment of distributions	—	—	11,263	112,741
Shares redeemed	(1,960,992)	(22,122,054)	(1,829,999)	(18,686,763)

	(1,348,709)	(15,148,397)	(778,016)	(7,896,264)

Institutional Shares
Shares sold	34,284,816	402,923,247	79,293,060	843,276,092
Reinvestment of distributions	1,059,416	12,151,496	1,746,751	18,131,273
Shares redeemed	(68,956,354)	(796,666,316)	(81,387,684)	(873,685,107)

	(33,612,122)	(381,591,573)	(347,873)	(12,277,742)

Service Shares
Shares sold	157,388	1,804,222	257,669	2,714,191
Reinvestment of distributions	2,065	23,399	5,290	54,176
Shares redeemed	(185,220)	(2,124,131)	(455,148)	(4,771,951)

	(25,767)	(296,510)	(192,189)	(2,003,584)

Class IR Shares
Shares sold	2,235,247	25,824,387	1,500,022	16,034,720
Reinvestment of distributions	73,166	826,781	90,067	920,482
Shares redeemed	(1,661,323)	(19,226,798)	(1,042,677)	(10,943,854)

	647,090	7,424,370	547,412	6,011,348

Class R Shares
Shares sold	261,408	3,080,514	433,202	4,557,952
Reinvestment of distributions	1,964	22,054	1,321	13,435
Shares redeemed	(125,281)	(1,451,684)	(87,076)	(900,350)

	138,091	1,650,884	347,447	3,671,037

NET DECREASE	(45,003,355)	$(515,002,557)	(3,200,433)	$(38,918,470)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	35,228,041	$1,252,459,216	32,682,857	$966,830,482
Reinvestment of distributions	349,281	12,161,980	910,131	25,274,349
Shares converted from Class B(a)	71,441	2,512,655	156,750	4,772,423
Shares redeemed	(34,398,050)	(1,213,382,410)	(36,920,576)	(1,081,044,383)

	1,250,713	53,751,441	(3,170,838)	(84,167,129)

Class B Shares
Shares sold	59,602	2,065,147	61,880	1,731,925
Reinvestment of distributions	—	—	7,405	199,344
Shares converted to Class A(a)	(74,138)	(2,512,655)	(162,252)	(4,772,423)
Shares redeemed	(631,678)	(21,454,607)	(762,741)	(21,803,845)

	(646,214)	(21,902,115)	(855,708)	(24,644,999)

Class C Shares
Shares sold	1,218,232	41,901,772	901,442	25,575,331
Reinvestment of distributions	—	—	15,196	405,740
Shares redeemed	(1,292,639)	(43,841,078)	(1,545,722)	(43,540,045)

	(74,407)	(1,939,306)	(629,084)	(17,558,974)

Institutional Shares
Shares sold	39,141,689	1,404,478,699	29,583,916	881,156,899
Reinvestment of distributions	600,638	21,052,358	925,395	25,864,785
Shares redeemed	(24,327,974)	(881,361,309)	(18,793,801)	(557,892,933)

	15,414,353	544,169,748	11,715,510	349,128,751

Service Shares
Shares sold	3,184,036	112,654,491	2,734,903	80,905,469
Reinvestment of distributions	22,027	759,266	55,981	1,539,458
Shares redeemed	(3,125,240)	(110,917,370)	(2,424,230)	(70,722,997)

	80,823	2,496,387	366,654	11,721,930

Class IR Shares
Shares sold	1,419,476	49,365,478	70,924	2,065,365
Reinvestment of distributions	1,034	35,693	212	5,848
Shares redeemed	(260,097)	(8,747,270)	(15,700)	(458,663)

	1,160,413	40,653,901	55,436	1,612,550

Class R Shares
Shares sold	163,510	5,840,536	66,710	1,994,971
Reinvestment of distributions	356	12,304	88	2,446
Shares redeemed	(47,993)	(1,696,683)	(4,897)	(146,862)

	115,873	4,156,157	61,901	1,850,555

NET INCREASE	17,301,554	$621,386,213	7,543,871	$237,942,684

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
August 31, 2011

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2011		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,095,100	$280,404,501	7,290,411	$237,253,284
Reinvestment of distributions	42,281	1,618,953	110,658	3,313,099
Shares converted from Class B(a)	36,722	1,356,556	117,817	3,942,273
Shares redeemed	(6,653,971)	(263,239,690)	(6,625,817)	(210,916,525)

	520,132	20,140,320	893,069	33,592,131

Class B Shares
Shares sold	13,209	452,552	31,591	871,546
Shares converted to Class A(a)	(42,313)	(1,356,556)	(135,275)	(3,942,273)
Shares redeemed	(207,560)	(6,863,216)	(366,455)	(10,294,067)

	(236,664)	(7,767,220)	(470,139)	(13,364,794)

Class C Shares
Shares sold	501,065	16,640,573	398,632	11,287,505
Reinvestment of distributions	—	—	787	20,539
Shares redeemed	(631,581)	(21,558,218)	(447,568)	(12,415,012)

	(130,516)	(4,917,645)	(48,149)	(1,106,968)

Institutional Shares
Shares sold	19,294,442	788,178,156	9,859,176	333,262,130
Reinvestment of distributions	154,167	6,185,193	198,414	6,222,275
Shares redeemed	(8,624,692)	(356,452,870)	(6,233,402)	(212,089,688)

	10,823,917	437,910,479	3,824,188	127,394,717

Service Shares
Shares sold	1,058,533	40,263,555	801,497	25,557,046
Reinvestment of distributions	3,683	138,414	8,102	238,279
Shares redeemed	(876,427)	(33,634,970)	(520,969)	(16,501,236)

	185,789	6,766,999	288,630	9,294,089

Class IR Shares
Shares sold	386,927	15,159,966	114,863	3,924,688
Reinvestment of distributions	709	27,049	142	4,215
Shares redeemed	(191,391)	(7,295,621)	(7,152)	(234,381)

	196,245	7,891,394	107,853	3,694,522

Class R Shares
Shares sold	484,495	18,962,137	305,177	9,874,851
Reinvestment of distributions	779	29,598	562	16,755
Shares redeemed	(94,784)	(3,733,020)	(36,019)	(1,146,636)

	390,490	15,258,715	269,720	8,744,970

NET INCREASE	11,749,393	$475,283,042	4,865,172	$168,248,667

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively the “Fundamental Equity Value Funds”), funds of the Goldman Sachs Trust, at August 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Value Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2011

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2011 through August 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*	3/1/11	8/31/11		8/31/11*
Class A
Actual	$1,000.00	$862.40		$5.60	$1,000.00	$858.70		$5.48	$1,000.00	$881.80		$5.46	$1,000.00	$903.10		$6.91
Hypothetical 5% return	1,000.00	1,019.19	+	6.08	1,000.00	1,019.31	+	5.95	1,000.00	1,019.40	+	5.86	1,000.00	1,017.94	+	7.33

Class B
Actual	1,000.00	859.00		9.11	1,000.00	855.40		8.98	1,000.00	878.20		8.99	1,000.00	899.60		10.48
Hypothetical 5% return	1,000.00	1,015.41	+	9.87	1,000.00	1,015.53	+	9.75	1,000.00	1,015.63	+	9.65	1,000.00	1,014.17	+	11.11

Class C
Actual	1,000.00	859.30		9.11	1,000.00	855.10		8.98	1,000.00	878.60		9.00	1,000.00	899.40		10.48
Hypothetical 5% return	1,000.00	1,015.40	+	9.88	1,000.00	1,015.53	+	9.75	1,000.00	1,015.62	+	9.66	1,000.00	1,014.17	+	11.12

Institutional
Actual	1,000.00	864.00		3.73	1,000.00	860.10		3.61	1,000.00	883.70		3.57	1,000.00	904.60		5.00
Hypothetical 5% return	1,000.00	1,021.20	+	4.05	1,000.00	1,021.33	+	3.92	1,000.00	1,021.42	+	3.83	1,000.00	1,019.96	+	5.30

Service
Actual	1,000.00	862.20		6.07	1,000.00	858.10		5.95	1,000.00	881.60		5.93	1,000.00	902.50		7.38
Hypothetical 5% return	1,000.00	1,018.69	+	6.58	1,000.00	1,018.80	+	6.46	1,000.00	1,018.90	+	6.37	1,000.00	1,017.45	+	7.82

Class IR
Actual	1,000.00	863.70		4.57	1,000.00	859.50		4.31	1,000.00	882.70		4.33	1,000.00	904.00		5.72
Hypothetical 5% return	1,000.00	1,020.31	+	4.95	1,000.00	1,020.57	+	4.69	1,000.00	1,020.61	+	4.64	1,000.00	1,019.19	+	6.07

Class R
Actual	1,000.00	861.80		6.78	1,000.00	857.60		6.65	1,000.00	880.70		6.67	1,000.00	901.80		8.12
Hypothetical 5% return	1,000.00	1,017.92	+	7.35	1,000.00	1,018.04	+	7.23	1,000.00	1,018.11	+	7.16	1,000.00	1,016.67	+	8.61

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Growth and Income	1.19%	1.94%	1.94%	0.79%	1.29%	0.97%	1.45%
Large Cap Value	1.17	1.92	1.92	0.77	1.27	0.92	1.42
Mid Cap Value	1.15	1.90	1.90	0.75	1.25	0.91	1.41
Small Cap Value	1.44	2.19	2.19	1.04	1.54	1.19	1.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Growth and Income, Goldman Sachs Large Cap Value, Goldman Sachs Mid Cap Value and Goldman Sachs Small Cap Value Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, comparable institutional composites managed by the Investment Adviser (in the case of Large Cap Value and Mid Cap Value Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Small Cap Value Fund) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, and market conditions. The Trustees also received information comparing the Large Cap Value and Mid Cap Value Funds’ performance to that of comparable institutional composites managed

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

by the Investment Adviser. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, the Mid Cap Value and Small Cap Value Funds had each outperformed their respective benchmark indices and had placed in the top half of their respective peer groups. The Independent Trustees observed that the Growth and Income and Large Cap Value Funds had each underperformed their respective benchmark indices and had placed in the fourth quartile of their respective peer groups. The Independent Trustees also noted that each of the Funds had ranked in the top half of its peer group over the ten-year period ended May 31, 2011, but only the Small Cap Value Fund had been in the top half of its peer group for each of the one-, three-, five- and ten-year periods. The Independent Trustees noted that they had communicated concerns regarding the performance of certain of the Funds to the Investment Adviser’s senior management and had received assurances that measures would continue to be taken to address the Funds’ performance.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fee paid by the Small Cap Value Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

First $1 billion	0.70%	0.75%	0.75%	1.00%
Next $1 billion	0.63	0.68	0.75	1.00
Next $3 billion	0.60	0.65	0.68	0.90
Next $3 billion	0.59	0.64	0.65	0.86
Over $8 billion	0.58	0.63	0.64	0.84

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Funds’ management fees (with respect to the Small Cap Value Fund) and “other expenses” ratios (excluding certain expenses) (with respect to all of the Funds) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser was passing along savings to shareholders of the Growth and Income, Large Cap Value and Mid Cap Value Funds, which during their most recent fiscal year ended August 31, 2010 had asset levels above at least the first breakpoint.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	99	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	99	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	99	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	99	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V Bonanno. Information is provided as of August 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of other trusts within the Goldman Sachs Mutual Fund Complex. Mr Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2011, the Trust consisted of 85 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Value Funds - Tax Information (Unaudited)

For the fiscal year ended August 31, 2011, 100% of the dividends paid from net investment company taxable income by the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2011, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds each designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $720.3 billion in assets under management as of June 30, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations shown are as of August 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

A summary prospectus, if available, or a Prospectus for the Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Fund.

© 2011 Goldman Sachs. All rights reserved. 61057.MF.MED.TMPL/10/2011 EQVALAR11 / 404k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,621,427	$2,616,425	Financial Statement audits. $133,206 represents fees borne by the Funds’ adviser in 2010 in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$37,500	$110,517	Other attest services.

Tax Fees:

• PwC	$750,377	$894,197	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$1,339,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended August 31, 2011 and August 31, 2010 were approximately $787,877 and $1,004,714 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 20, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 20, 2011